UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group

2041 W. 141st Terrace

Suite 119

Leawood, KS 66224

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/12

Item 1. Reports to Stockholders.

CLOUD CAPITAL FUNDS

Cloud Capital Strategic Large Cap Fund

Cloud Capital Strategic Mid Cap Fund

Annual Report

May 31, 2012

Fund Adviser:

Cloud Capital LLC

5314 South Yale, Suite 606

Tulsa, OK 74135

Toll Free (877) 670-2227

Management’s Discussion of Fund Performance

In this first annual report, we extend a welcome to all of the new shareholders of the Cloud Capital mutual funds.

The Cloud Capital Strategic Large Cap Fund (the “Large Cap Fund”) and the Cloud Capital Strategic Mid Cap Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) completed their first fiscal year-end on May 31, 2012. However, since the Funds’ starting date was June 29, 2011, the fiscal year-end only represents an eleven month period. Both Funds struggled versus their cap weighted benchmarks with the Large Cap Fund posting a -3.12% return vs. the S&P 500® Index total return of 3.16%, and the Mid Cap Fund posting a -6.13% return vs. the S&P MidCap 400® Index total return of -2.76%.

Since the inception of the Funds, the global economic climate has continued to struggle free of the 2007 economic crisis and its effects. Discussion has revolved around the European debt crisis, U.S. healthcare and tax reform, and the viability of developed and emerging markets. News has been heavy, while resolution has been light, leaving investors in a state of uncertainty.

We at Cloud Capital LLC (“Cloud Capital”) believe that this climate has resulted in a major market divergence in investors’ appetite for growth oriented, larger cap stocks, and the general avoidance of the smaller cap stocks in each peer group. This bias toward larger cap equities is frequently associated with the end of a bull market wherein, historically, institutional investors who have held cash are forced to invest their cash after the market has already appreciated. They usually focus on the largest stocks in their target sectors because those stocks have the most liquidity. This has the effect of heavy out performance by the largest stocks in the respective indices, and relative stagnation of the rest, resulting in outsized performance in cap weighted indices such as those of S&P. Over the last eleven months, the effects of this phenomenon have been stunning.

The Cloud Capital approach distributes assets equally to each industry sector, and to each stock within each sector. We believe this enhanced diversification gives us a performance advantage in most market environments. The two types of market cycles that have historically beaten our approach are:

•	A market that is led by a relative few, mega cap stocks
•	A market led by the most “over-weighted” industry sectors (technology, financial, etc.)

Q4-2011 and Q1-2012 were characterized by both of these scenarios as some of the very largest stocks in the respective indices drove much of the gains for the quarter. While the examples below reference the large cap sectors, the same principles were operating within the mid cap space during the period. Apple became the largest stock in the index, growing 48% in the first quarter. According to a Barclays report, analysts attributed 15% of the S&P 500’s gains in the first quarter to Apple alone. Because of the substantially reduced weighting of Apple within the Large Cap Fund, this effect was also reduced, as it would have been with any other mega-cap stock in a large sector.

The performance of Apple stock led the market cap weighted Technology as the top performer and largest sector among all industry groups in Q1. Furthermore, since the Funds’ inception eleven months ago, nine of ten industry sectors have posted returns that favor market cap weighting over equal weighting. Some of the margins were quite extreme (see table below):

Name	Cap-Weighted Return	Equal Weighted Return	Cap-Weighted Advantage
S&P 500 Cons Disc	8.6	4.9	3.7
S&P 500 Cons Staples	10.6	6.1	4.5
S&P 500 Energy	-13.1	-19.8	6.7
S&P 500 Financials	-7.4	-5.9	-1.5
S&P 500 Health Care	3.8	-1.7	5.5
S&P 500 Industrials	-4.8	-5.8	1.0
S&P 500 Info. Technology	10.4	-8.0	18.5
S&P 500 Materials	-11.5	-12.5	1.0
S&P 500 Telecom Services	9.6	-19.3	28.8
S&P 500 Utilities	10.8	9.8	0.9

In Mid Caps, the sectors differed, with Consumer Discretionary and Health Care sectors leading the divergence, but the general result was the same.

It is exceedingly unusual for market cap bias to favor larger stocks in almost every sector in the same 12-month period. The last time that cap weighting won a sweep victory over equal weighting was in 1990. However rare, it has happened in the last 12-months and there was no way for our approach to prevail against such a head wind. However, research over longer time frames indicates that historically, the equally weighted, sector neutral approach wins in as much as 80% of the rolling 12-month periods. It is unfortunate that the Funds’ first fiscal year coincides with a period where the strategy comes up short.

Through the first fiscal year of the Funds’ existence, both had an expense limitation agreement with Cloud Capital LLC. Without the expense limitation, the performance of both portfolios could have been hindered.

As the market appears to be moving slowly toward stabilization, we hope to see the strategy return to its historical winning ways in both large cap and mid cap markets and creating a long-term winning track record in the Funds.

Again, we thank our shareholders for their continued confidence in Cloud Capital LLC, and with the first fiscal year behind us, look forward to many more years of serving them.

Sincerely,

Randy Cloud

Cloud Capital LLC, President

Cloud Capital Strategic Large Cap Fund

Investment Results – (Unaudited)

Total Returns*

(For the period ended May 31, 2012)

Since Inception June 29, 2011
Cloud Capital Strategic Large Cap Fund - Institutional Class	-3.12%
S&P 500® Index**	3.16%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending May 31, 2012, as disclosed in the Fund’s prospectus, are 1.63% of average daily net assets (1.41% after fee waiver/expense reimbursements by the Adviser). Cloud Capital, LLC (the “Adviser”) contractually has agreed to cap certain operating expenses of the Fund, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends expenses on securities sold short), taxes, extraordinary expenses and indirect expenses such as Acquired Fund Fees and Expenses of the Fund at 1.40%, through May 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-670-2227.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-670-2227. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

The chart above assumes an initial investment of $1,000,000 made on June 29, 2011 (commencement of Fund operations) and held through May 31, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-670-2227. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Cloud Capital Strategic Mid Cap Fund

Investment Results – (Unaudited)

Total Returns*

(For the period ended May 31, 2012)

Since Inception June 29, 2011
Cloud Capital Strategic Mid Cap Fund – Institutional Class	-6.13%
S&P MidCap 400® Index**	-2.76%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending May 31, 2012, as disclosed in the Fund’s prospectus, are 1.63% of average daily net assets (1.41% after fee waiver/expense reimbursements by the Adviser). Cloud Capital, LLC (the “Adviser”) contractually has agreed to cap certain operating expenses of the Fund, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends expenses on securities sold short), taxes, extraordinary expenses and indirect expenses such as Acquired Fund Fees and Expenses of the Fund at 1.40%, through May 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-670-2227.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P MidCap 400® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-670-2227. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

The chart above assumes an initial investment of $1,000,000 made on June 29, 2011 (commencement of Fund operations) and held through May 31, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-670-2227. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1 As a percent of net assets.

2 Ratio rounds to less than 0.005%.

The investment objective of the Cloud Capital Strategic Large Cap Fund is to consistently deliver excess returns relative to the S&P 500® Index over three- to five-year time horizons.

1 As a percent of net assets.

2 Ratio rounds to less than 0.005%.

The investment objective of the Cloud Capital Strategic Mid Cap Fund is to consistently deliver excess returns relative to the S&P MidCap 400® Index over three- to five-year time horizons.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Cloud Capital Strategic Large Cap Fund – Institutional Class	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period Ended May 31, 2012*
Actual	$1,000.00	$1,032.82	$7.12
Hypothetical ** (5% return before expenses)	$1,000.00	$1,018.00	$7.06

* Expenses are equal to the Cloud Capital Strategic Large Cap Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366.

**  Assumes a 5% return before expenses.

Cloud Capital Strategic Mid Cap Fund – Institutional Class	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period Ended May 31, 2012*
Actual	$1,000.00	$1,011.55	$7.04
Hypothetical ** (5% return before expenses)	$1,000.00	$1,018.00	$7.07

* Expenses are equal to the Cloud Capital Strategic Mid Cap Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366.

**  Assumes a 5% return before expenses.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments

May 31, 2012

	Shares	Fair Value

Common Stocks – 96.1%

Consumer Discretionary – 10.4%
Abercrombie & Fitch Co., Class A	773	$25,917
Amazon.com, Inc. *	390	83,018
Apollo Group, Inc., Class A *	886	28,207
AutoNation, Inc. *	2,222	80,034
AutoZone, Inc. *	104	39,622
Bed Bath & Beyond, Inc. *	1,180	85,232
Best Buy Co., Inc.	1,445	27,058
Big Lots, Inc. *	855	31,411
Cablevision Systems Corp.	2,653	30,349
CarMax, Inc. *	1,133	31,957
Carnival Corp.	1,214	38,961
CBS Corp., Class B	1,225	39,094
Chipotle Mexican Grill, Inc. *	187	77,425
Coach, Inc.	499	33,675
Comcast Corp., Class A	2,633	76,134
D.R. Horton, Inc.	2,597	43,106
Darden Restaurants, Inc.	758	39,237
DeVry, Inc.	2,230	60,952
DIRECTV, Class A *	815	36,243
Discovery Communications, Inc., Class A *	1,622	81,244
Dollar Tree, Inc. *	827	85,315
Expedia, Inc.	2,259	103,648
Family Dollar Stores, Inc.	677	45,897
Ford Motor Co.	3,164	33,413
GameStop Corp., Class A	1,687	32,362
Gannett Co., Inc.	2,582	33,723
Gap, Inc./The	2,972	78,757
Genuine Parts Co.	648	40,803
Goodyear Tire & Rubber Co./The *	3,314	34,636
H & R Block, Inc.	2,337	35,689
Harley-Davidson, Inc.	785	37,816
Harman International Industries, Inc.	1,660	65,090
Hasbro, Inc.	2,158	76,452
Home Depot, Inc./The	1,582	78,059
International Game Technology	2,331	33,330

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Consumer Discretionary – (continued)
Interpublic Group of Cos., Inc./The	3,451	$35,858
JC Penney Co., Inc.	1,123	29,449
Johnson Controls, Inc.	1,228	37,024
Kohl’s Corp.	1,636	74,953
Leggett & Platt, Inc.	1,774	36,876
Lennar Corp., Class A	1,541	42,064
Limited Brands, Inc.	3,603	159,851
Lowes Cos., Inc.	1,291	34,482
Macy’s, Inc.	992	37,754
Marriott International, Inc., Class A	2,063	79,852
Mattel, Inc.	1,157	36,016
McDonald’s Corp.	412	36,798
McGraw-Hill Cos.,Inc./The	842	36,530
Meredith Corp.	1,179	34,893
Netflix, Inc. *	655	41,547
Newell Rubbermaid, Inc.	2,190	40,305
News Corp., Class A	2,000	38,397
NIKE, Inc., Class B	369	39,897
Nordstrom, Inc.	721	34,148
Omnicom Group, Inc.	791	37,705
O’Reilly Automotive, Inc. *	870	83,321
Priceline.com, Inc. *	109	67,963
Pulte Group, Inc. *	4,561	42,693
Ralph Lauren Corp.	225	33,528
Ross Stores, Inc.	1,353	85,529
Scripps Networks Interactive, Inc., Class A	1,613	88,347
Sears Holdings Corp. *	560	27,687
Staples, Inc.	4,760	62,546
Starbucks Corp.	718	39,430
Starwood Hotels & Resorts Worldwide, Inc.	679	35,872
Target Corp.	675	39,082
Tiffany & Co.	1,102	61,067
Time Warner Cable, Inc., Class A	974	73,475
Time Warner, Inc.	1,074	37,021
TJX Cos., Inc./The	1,015	43,098
TripAdvisor, Inc. *	1,169	50,107

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Consumer Discretionary – (continued)
Urban Outfitters, Inc. *	1,345	$37,621
VF Corp.	263	37,127
Viacom, Inc., Class B	857	40,906
Walt Disney Co./The	888	40,611
Washington Post Co./The, Class B	102	35,597
Whirlpool Corp.	1,014	62,773
Wyndham Worldwide Corp.	886	44,124
Wynn Resorts Ltd.	610	62,850
Yum! Brands, Inc.	561	39,483

		4,020,123

Consumer Staples – 11.1%
Altria Group, Inc.	3,259	104,909
Archer-Daniels-Midland Co.	3,057	97,454
Avon Products, Inc.	5,142	85,100
Beam, Inc.	1,706	103,335
Brown-Forman Corp., Class B	1,215	105,959
Campbell Soup Co.	2,951	93,549
Clorox Co./The	1,433	98,603
Coca-Cola Co./The	1,376	102,861
Coca-Cola Enterprises, Inc.	3,437	94,033
Colgate-Palmolive Co.	1,011	99,407
ConAgra Foods, Inc.	3,664	92,146
Constellation Brands, Inc., Class A *	4,297	82,885
Costco Wholesale Corp.	1,068	92,298
CVS Caremark Corp.	2,160	97,088
Dean Foods Co. *	8,072	126,242
Dr. Pepper Snapple Group, Inc.	2,528	104,295
Estee Lauder Cos., Inc./The, Class A	1,549	83,904
General Mills, Inc.	2,507	95,976
H.J. Heinz Co.	1,830	97,112
Hershey Co./The	3,615	241,683
Hormel Foods Corp.	3,371	100,836
JM Smucker Co./The	1,221	93,480
Kellogg Co.	1,832	89,363
Kimberly-Clark Corp.	1,328	105,382

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Consumer Staples – (continued)
Kraft Foods, Inc., Class A	2,526	$96,651
Kroger Co./The	3,998	87,996
Lorillard, Inc.	739	91,322
McCormick & Co., Inc.	1,871	105,451
Mead Johnson Nutrition Co.	1,209	97,627
Molson Coors Brewing Co., Class B	2,233	85,842
PepsiCo, Inc.	1,489	101,044
Philip Morris International, Inc.	1,125	95,095
Procter & Gamble Co.	3,454	215,139
Reynolds American, Inc.	2,368	99,094
Safeway, Inc.	4,523	86,030
Sara Lee Corp.	4,513	94,319
SUPERVALU, Inc.	15,290	69,110
Sysco Corp.	3,277	91,470
Tyson Foods, Inc., Class A	4,928	95,459
Walgreen Co.	2,846	86,850
Wal-Mart Stores, Inc.	1,598	105,177
Whole Foods Market, Inc.	1,142	101,207

		4,292,783

Energy – 9.8%
Alpha Natural Resources, Inc. *	6,527	68,400
Anadarko Petroleum Corp.	1,306	79,637
Apache Corp.	1,016	82,680
Baker Hughes, Inc.	2,250	93,903
Cabot Oil & Gas Corp.	3,239	105,409
Cameron International Corp. *	2,041	93,248
Chesapeake Energy Corp.	4,149	70,111
Chevron Corp.	980	96,320
ConocoPhillips	1,389	72,431
Consol Energy, Inc.	3,144	88,296
Denbury Resources, Inc. *	5,607	84,781
Devon Energy Corp.	1,445	85,992
Diamond Offshore Drilling, Inc.	1,520	88,427
EOG Resources, Inc.	936	92,968
EQT Corp.	2,102	97,504
Exxon Mobil Corp.	1,238	97,367

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Energy – (continued)
FMC Technologies, Inc. *	2,114	$85,056
Halliburton Co.	3,114	93,597
Helmerich & Payne, Inc.	1,869	84,688
Hess Corp.	1,744	76,196
Kinder Morgan, Inc.	1,538	52,572
Marathon Oil Corp.	3,190	79,457
Marathon Petroleum Corp.	2,455	88,545
Murphy Oil Corp.	1,847	86,119
Nabors Industries Ltd. *	5,397	73,132
National Oilwell Varco, Inc.	1,331	88,817
Newfield Exploration Co. *	3,043	91,165
Noble Corp. *	2,711	84,787
Noble Energy, Inc.	1,099	92,797
Occidental Petroleum Corp.	1,101	87,314
Peabody Energy Corp.	3,425	80,003
Phillips 66 *	695	20,861
Pioneer Natural Resources Co.	1,010	97,705
QEP Resources, Inc.	3,332	87,706
Range Resources Corp.	1,732	99,503
Rowan Cos. PLC *	3,042	91,259
Schlumberger Ltd.	1,433	90,638
Southwestern Energy Co. *	3,171	88,894
Spectra Energy Corp.	3,388	97,265
Sunoco, Inc.	2,686	124,763
Tesoro Corp. *	3,747	82,892
Valero Energy Corp.	3,942	83,182
Williams Cos., Inc./The	3,417	104,329
WPX Energy, Inc. *	5,573	81,757

		3,792,473

Financials – 8.2%
ACE Ltd.	756	54,674
Aflac, Inc.	1,163	46,612
Allstate Corp./The	1,692	57,441
American Express Co.	979	54,648
American International Group, Inc. *	1,964	57,310
Ameriprise Financial, Inc.	964	46,194

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Financials – (continued)
Aon PLC	1,136	$52,827
Assurant, Inc.	1,361	45,426
Bank of America Corp.	5,689	41,816
Bank of New York Mellon Corp./The	2,293	46,692
BB&T Corp.	1,778	53,735
Berkshire Hathaway, Inc., Class B *	679	53,863
BlackRock, Inc.	273	46,683
Capital One Financial Corp.	1,013	52,022
CBRE Group, Inc. *	2,672	43,961
Charles Schwab Corp./The	3,639	45,340
Chubb Corp./The	802	57,764
Cincinnati Financial Corp.	1,587	57,272
Citigroup, Inc.	1,464	38,814
CME Group, Inc.	191	49,149
Comerica, Inc.	1,684	51,225
Discover Financial Services	1,740	57,610
E*Trade Financial Corp. *	4,948	42,010
Federated Investors, Inc., Class B	2,395	48,117
Fifth Third Bancorp	3,859	51,512
First Horizon National Corp.	5,162	43,771
Franklin Resources, Inc.	446	47,657
Genworth Financial, Inc., Class A *	6,153	32,244
Goldman Sachs Group, Inc./The	435	41,666
Hartford Financial Services Group, Inc./The	2,579	43,381
Hudson City Bancorp, Inc.	7,461	46,256
Intercontinental Exchange, Inc. *	395	48,359
Invesco Ltd.	2,119	46,080
JPMorgan Chase & Co.	1,233	40,874
KeyCorp	6,422	48,165
Legg Mason, Inc.	1,917	48,793
Leucadia National Corp.	1,946	39,552
Lincoln National Corp.	2,069	42,768
Loews Corp.	1,383	53,781
M&T Bank Corp.	646	52,525
Marsh & McLennan Cos., Inc.	1,696	54,236
MetLife, Inc.	1,426	41,639
Moody’s Corp.	1,320	48,314

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Financials – (continued)
Morgan Stanley	2,720	$36,334
NASDAQ OMX Group, Inc./The *	2,069	45,263
Northern Trust Corp.	1,174	50,699
NYSE Euronext	1,863	45,287
People’s United Financial, Inc.	4,162	48,409
PNC Financial Services Group, Inc.	881	54,092
Principal Financial Group, Inc.	1,920	47,165
Progressive Corp./The	2,424	52,671
Prudential Financial, Inc.	858	39,839
Regions Financial Corp.	8,665	54,505
SLM Corp.	3,361	46,953
State Street Corp.	1,209	49,840
SunTrust Banks, Inc.	2,241	51,360
T. Rowe Price Group, Inc.	861	49,573
Torchmark Corp.	1,099	51,272
Travelers Cos., Inc./The	938	58,610
U.S. Bancorp	1,761	54,798
Unum Group	2,287	45,621
Wells Fargo & Co.	1,635	52,397
Weyerhaeuser Co.	2,491	49,592
XL Group PLC	2,572	52,518
Zions Bancorp.	2,517	47,895

		3,157,471

Health Care – 10.6%
Abbott Laboratories	1,320	81,548
Aetna, Inc.	1,727	70,615
Agilent Technologies, Inc.	1,781	72,398
Allergan, Inc.	849	76,667
AmerisourceBergen Corp.	2,047	75,717
Amgen, Inc.	1,166	81,027
Baxter International, Inc.	1,337	67,676
Becton, Dickinson & Co.	1,033	75,580
Biogen Idec, Inc. *	662	86,543
Boston Scientific Corp. *	13,106	75,226
Bristol-Myers Squibb Co.	2,415	80,509
C.R. Bard, Inc.	827	80,394

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Health Care – (continued)
Cardinal Health, Inc.	1,939	$80,254
CareFusion Corp. *	3,098	75,099
Celgene Corp. *	1,050	71,683
Cerner Corp. *	1,036	80,751
CIGNA Corp.	1,695	74,423
Coventry Health Care, Inc.	2,387	72,573
Covidien PLC	1,470	76,132
DaVita, Inc. *	899	73,034
DENTSPLY International, Inc.	2,014	74,500
Edwards LifeSciences Corp. *	1,122	95,805
Eli Lilly & Co.	1,968	80,606
Express Scripts Holding Co. *	2,424	126,500
Forest Laboratories, Inc. *	2,356	82,443
Gilead Sciences, Inc. *	1,684	84,108
Hospira, Inc. *	2,109	65,916
Humana, Inc.	924	70,551
Intuitive Surgical, Inc. *	149	78,165
Johnson & Johnson	1,212	75,657
Laboratory Corp. of America Holdings *	878	73,128
Life Technologies Corp. *	1,698	69,451
McKesson Corp.	906	79,117
Medtronic, Inc.	2,006	73,911
Merck & Co., Inc.	2,104	79,078
Mylan, Inc. *	3,456	74,902
Patterson Cos., Inc.	2,465	81,949
PerkinElmer, Inc.	2,898	77,078
Perrigo Co.	773	80,267
Pfizer, Inc.	3,592	78,567
Quest Diagnostics, Inc.	1,321	75,168
St. Jude Medical, Inc.	1,862	71,539
Stryker Corp.	1,441	74,149
Tenet Healthcare Corp. *	14,638	68,945
Thermo Fisher Scientific, Inc.	1,378	69,583
UnitedHealth Group, Inc.	1,429	79,717
Varian Medical Systems, Inc. *	1,128	66,143
Waters Corp. *	856	68,258

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Health Care – (continued)
Watson Pharmaceutical, Inc. *	3,345	$238,445
WellPoint, Inc.	1,182	79,670
Zimmer Holdings, Inc.	1,237	75,037

		4,096,202

Industrials – 10.8%
3M Co.	602	50,781
ACCO Brands Corp. *	1,061	9,674
Avery Dennison Corp.	1,804	52,513
Boeing Co./The	711	49,523
BorgWarner, Inc. *	930	66,755
Caterpillar, Inc.	981	85,965
CH Robinson Worldwide, Inc.	828	48,261
Cintas Corp.	1,343	49,557
Cooper Industries PLC	848	59,752
CSX Corp.	4,926	102,908
Cummins, Inc.	858	83,136
Danaher Corp.	976	50,705
Deere & Co.	1,289	95,238
Dover Corp.	843	47,661
Dun & Bradstreet Corp.	633	42,775
Eaton Corp.	1,075	45,844
Emerson Electric Co.	1,041	48,700
Equifax, Inc.	1,202	54,297
Expeditors International of Washington, Inc.	1,146	43,835
Fastenal Co.	1,945	86,020
FedEx Corp.	1,148	102,358
Flowserve Corp.	466	47,926
Fluor Corp.	1,707	80,029
General Dynamics Corp.	727	46,559
General Electric Co.	5,324	101,637
Goodrich Corp.	851	107,074
Honeywell International, Inc.	866	48,199
Illinois Tool Works, Inc.	934	52,451
Ingersoll-Rand PLC	2,548	105,261
Iron Mountain, Inc.	3,691	104,646
Jacobs Engineering Group, Inc. *	1,152	40,936

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Industrials – (continued)
Joy Global, Inc.	708	$39,531
L-3 Communications Holdings, Inc.	1,493	101,811
Lockheed Martin Corp.	591	48,907
Masco Corp.	3,933	49,831
Norfolk Southern Corp.	810	53,079
Northrop Grumman Corp.	870	51,137
PACCAR, Inc.	1,135	42,650
Pall Corp.	1,783	99,227
Parker Hannifin Corp.	614	50,225
Pitney Bowes, Inc.	2,941	40,119
Precision Castparts Corp.	603	100,219
Quanta Services, Inc. *	2,464	55,640
R.R. Donnelley & Sons Co.	4,135	44,493
Raytheon Co.	1,022	51,408
Republic Services, Inc.	3,503	92,332
Robert Half International, Inc.	1,724	48,999
Rockwell Collins, Inc.	911	45,878
Rockwell International Corp.	656	47,566
Roper Industries, Inc.	532	53,855
Ryder System, Inc.	994	42,953
Snap-on, Inc.	867	52,443
Southwest Airlines Co.	12,804	115,617
Stanley Black & Decker, Inc.	1,338	88,657
Stericycle, Inc. *	621	54,190
Textron, Inc.	3,812	90,080
Tyco International Ltd.	1,010	53,680
Union Pacific Corp.	960	106,977
United Parcel Service, Inc., Class B	3,326	249,273
United Technologies Corp.	641	47,519
W.W. Grainger, Inc.	248	48,009
Waste Management, Inc.	1,517	49,203
Xylem, Inc.	1,874	47,466

		4,173,950

Information Technology – 9.6%
Accenture PLC, Class A	1,315	75,106
Adobe Systems, Inc. *	2,486	77,186

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Information Technology – (continued)
Advanced Micro Devices, Inc. *	3,218	$19,566
Akamai Technologies, Inc. *	2,257	66,220
Altera Corp.	2,178	72,759
Amphenol Corp., Class A	454	24,139
Analog Devices, Inc.	2,122	77,166
Apple, Inc. *	468	270,661
Applied Materials, Inc.	6,587	68,046
Autodesk, Inc. *	2,027	64,892
Automatic Data Processing, Inc.	481	25,089
BMC Software, Inc. *	654	27,685
Broadcom Corp., Class A *	697	22,535
CA, Inc.	944	23,477
Cisco Systems, Inc.	1,283	20,955
Citrix Systems, Inc. *	1,072	78,363
Cognizant Technology Solutions Corp., Class A *	1,101	64,133
Computer Sciences Corp.	2,787	74,238
Corning, Inc.	5,942	77,184
Dell, Inc. *	5,130	63,257
eBay, Inc. *	2,245	87,978
Electronic Arts, Inc. *	1,590	21,656
EMC Corp. *	895	21,341
F5 Networks, Inc. *	633	65,478
Fidelity National Information Services, Inc.	2,577	84,478
First Solar, Inc. *	992	12,460
Fiserv, Inc. *	1,222	82,429
FLIR Systems, Inc.	3,308	70,562
Google, Inc., Class A *	343	199,187
Harris Corp.	1,897	75,446
Hewlett-Packard Co.	1,111	25,206
Intel Corp.	929	23,999
International Business Machines Corp.	127	24,445
Intuit, Inc.	449	25,257
Jabil Circuit, Inc.	3,333	63,765
JDS Uniphase Corp. *	1,917	19,459
Juniper Networks, Inc. *	1,280	22,010
KLA-Tencor Corp.	493	22,592
Lexmark International, Inc., Class A	769	19,237

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Information Technology – (continued)
Linear Technology Corp.	780	$22,623
LSI Corp. *	2,873	19,106
MasterCard, Inc., Class A	197	80,137
Microchip Technology, Inc.	709	21,987
Micron Technology, Inc. *	3,270	19,100
Microsoft Corp.	810	23,651
Molex, Inc.	943	21,755
Motorola Solutions, Inc.	528	25,400
NetApp, Inc. *	570	16,950
Novellus Systems, Inc. *	537	22,467
NVIDIA Corp. *	5,797	72,060
Oracle Corp.	906	23,977
Paychex, Inc.	831	24,890
QUALCOMM, Inc.	1,254	71,846
Red Hat, Inc. *	491	25,224
SAIC, Inc.	1,988	22,089
Salesforce.com, Inc. *	550	76,276
SanDisk Corp. *	1,701	55,617
Symantec Corp. *	4,635	68,786
TE Connectivity Ltd.	2,315	72,734
Teradata Corp. *	378	25,097
Teradyne, Inc. *	4,974	71,881
Texas Instruments, Inc.	2,541	72,374
Total System Services, Inc.	1,150	26,750
VeriSign, Inc. *	2,229	85,230
Visa, Inc., Class A	715	82,360
Western Digital Corp. *	2,007	62,991
Western Union Co./The	1,470	24,113
Xerox Corp.	10,334	74,608
Xilinx, Inc.	721	23,039
Yahoo!, Inc. *	5,540	84,429

		3,679,189

Materials – 10.2%
Air Products & Chemicals, Inc.	2,411	190,586
Airgas, Inc.	1,152	100,040
Alcoa, Inc.	9,845	84,172
Allegheny Technologies, Inc.	2,386	76,646

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Materials – (continued)
Ball Corp.	5,250	$209,840
Bemis Co., Inc.	6,815	206,897
CF Industries Holdings, Inc.	1,162	198,711
Cliffs Natural Resources, Inc.	3,088	147,543
Dow Chemical Co./The	2,831	87,932
Du Pont (E.I.) de Nemours & Co.	4,090	197,406
Eastman Chemical Co.	4,203	195,671
Ecolab, Inc.	1,633	103,218
FMC Corp.	4,297	218,995
Freeport-McMoRan Copper & Gold, Inc., Class B	5,655	181,195
International Flavors & Fragrances, Inc.	1,750	98,645
International Paper Co.	2,762	80,654
MeadWestvaco Corp.	3,212	88,327
Monsanto Co.	2,741	211,604
Mosaic Co./The	1,702	81,150
Newmont Mining Corp.	1,875	88,433
Nucor Corp.	2,313	82,720
Owens-Illinois, Inc. *	9,162	179,030
PPG Industries, Inc.	1,050	108,609
Praxair, Inc.	1,914	203,358
Sealed Air Corp.	5,022	78,593
Sherwin-Williams Co./The	915	118,649
Sigma-Aldrich Corp.	1,342	93,087
Titanium Metals Corp.	7,275	83,521
United States Steel Corp.	3,394	68,904
Vulcan Materials Co.	2,239	77,592

		3,941,728

Real Estate Investment Trusts – 2.0%
Apartment Investment & Management Co., Class A	2,122	57,433
AvalonBay Communities, Inc.	401	56,028
Boston Properties, Inc.	528	54,312
Equity Residential	915	55,890
HCP, Inc.	1,378	56,293
Health Care REIT, Inc.	1,018	56,484
Host Hotels & Resorts, Inc.	3,378	51,549
Kimco Realty Corp.	2,849	51,148
Plum Creek Timber Co., Inc.	1,332	48,625

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Real Estate Investment Trusts – (continued)
ProLogis, Inc.	1,585	$50,694
Public Storage, Inc.	407	54,344
Simon Property Group, Inc.	386	56,880
Ventas, Inc.	977	57,464
Vornado Realty Trust	656	53,778

		760,922

Telecommunication Services – 1.8%
American Tower Corp., Class A	877	56,884
AT&T, Inc.	2,717	92,832
CenturyLink, Inc.	2,180	85,503
Crown Castle International Corp. *	1,608	87,819
Frontier Communications Corp.	6,554	24,513
MetroPCS Communications, Inc. *	2,632	16,847
Sprint Nextel Corp. *	9,292	23,879
Verizon Communications, Inc.	5,221	217,401
Windstream Corp.	7,322	68,535

		674,213

Utilities – 11.6%
AES Corp./The *	9,684	117,081
AGL Resources, Inc.	3,269	122,525
Ameren Corp.	4,054	130,995
American Electric Power Co., Inc.	3,298	127,016
CenterPoint Energy, Inc.	6,606	133,645
CMS Energy Corp.	5,811	135,403
Consolidated Edison, Inc.	4,204	253,749
Dominion Resources, Inc., Class A	2,524	131,423
DTE Energy Co.	2,340	132,965
Duke Energy Corp.	6,052	133,030
Edison International	3,004	135,047
Entergy Corp.	1,875	121,014
Exelon Corp.	3,261	120,582
FirstEnergy Corp.	2,865	134,035
Integrys Energy Group, Inc.	2,424	131,156
NextEra Energy, Inc.	2,097	137,000
NiSource, Inc.	5,416	135,885
Northeast Utilities	3,508	126,341

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Large Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Utilities – (continued)
NRG Energy, Inc. *	7,770	$119,043
Oneok, Inc.	3,546	294,242
Pepco Holdings, Inc.	6,825	130,084
PG&E Corp.	2,945	128,677
Pinnacle West Capital Corp.	2,700	133,321
PPL Corp.	4,595	125,770
Progress Energy, Inc.	2,398	131,473
Public Service Enterprise Group, Inc.	4,319	134,720
SCANA Corp.	2,881	135,255
Sempra Energy	2,179	141,673
Southern Co.	2,887	132,536
TECO Energy, Inc.	7,323	127,414
Wisconsin Energy Corp.	3,686	139,482
Xcel Energy, Inc.	4,885	136,879

		4,469,461

Total Common Stocks (Cost $37,091,574)		37,058,515

Exchange-Traded Funds – 0.1%
ProShares UltraPro S&P 500 Fund	500	34,270

Total Exchange-Traded Funds (Cost $38,808)		34,270

Warrants – 0.0%
Kinder Morgan, Inc., Expires 5/25/2017	2,350	5,359

Total Warrants (Cost $4,019)		5,359

Cash Equivalents – 3.4%
FOLIOfn Investment Sweep Account, 0.010% (a)	1,307,155	1,307,155

Total Cash Equivalents (Cost $1,307,155)		1,307,155

Total Investments (Cost $38,441,556) – 99.6%		$38,405,299

Other Assets in Excess of Liabilities – 0.4%		145,000

Net Assets – 100.0%		$38,550,299

(a)	Rate disclosed is the annual percentage yield as of May 31, 2012.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments

May 31, 2012

	Shares	Fair Value

Common Stocks – 96.7%

Consumer Discretionary – 10.9%
Aaron’s, Inc.	2,172	$57,655
Advance Auto Parts, Inc.	633	46,197
Aeropostale, Inc. *	1,249	23,101
AMC Networks, Inc., Class A *	605	23,339
American Eagle Outfitters, Inc.	3,267	63,078
American Greetings Corp., Class A	1,743	24,457
ANN, Inc. *	1,963	52,772
Ascena Retail Group, Inc. *	2,532	47,933
Bally Technologies, Inc. *	577	26,857
Barnes & Noble, Inc. *	2,072	34,044
Bob Evans Farms, Inc.	1,480	60,012
Brinker International, Inc.	985	31,821
Carter’s, Inc. *	556	29,969
Cheesecake Factory, Inc./The *	1,893	61,421
Chico’s FAS, Inc.	3,712	54,235
Collective Brands, Inc. *	1,394	29,647
Deckers Outdoor Corp. *	434	24,140
Dick’s Sporting Goods, Inc.	1,176	54,702
Dillard’s, Inc., Class A	3	202
Dollar Tree, Inc. *	287	29,619
Domino’s Pizza, Inc. *	5	154
DreamWorks Animation SKG, Inc. Class A *	1,514	26,925
Foot Locker, Inc.	1,824	57,897
Fossil, Inc. *	422	30,839
Gentex Corp.	1,096	24,449
Guess?, Inc.	1,802	48,004
Hanesbrands, Inc. *	935	26,036
HSN, Inc.	716	27,859
International Speedway Corp., Class A	963	23,155
ITT Educational Services, Inc. *	829	47,198
John Wiley & Sons, Inc., Class A	1,192	54,245
KB Home	3,089	22,397
Lamar Advertising Co. *	1,726	42,476
Life Time Fitness, Inc. *	540	23,152
LKQ Corp. *	1,780	64,864
Matthews International Corp., Class A	859	25,868
MDC Holdings, Inc.	1,079	30,982

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Consumer Discretionary – (continued)
Meredith Corp.	837	$24,774
Mohawk Industries, Inc. *	409	27,855
New York Times Co./The, Class A *	4,011	26,673
NVR, Inc. *	38	30,587
Office Depot, Inc. *	7,824	16,822
Panera Bread Co., Class A *	170	24,918
PetSmart, Inc.	987	63,574
Polaris Industries, Inc.	766	58,204
PVH Corp.	299	24,258
RadioShack Corp. (a)	–	1
Regis Corp.	1,489	27,255
Rent-A-Center, Inc.	729	24,561
Saks, Inc. *	2,311	22,791
Scholastic Corp.	760	20,492
Scientific Games Corp., Class A *	2,299	19,630
Service Corp. International	2,479	28,387
Signet Jewelers Ltd.	1,191	51,984
Sotheby’s	683	20,837
Strayer Education, Inc.	600	53,915
Thor Industries, Inc.	853	26,216
Toll Brothers, Inc. *	1,147	31,294
Tractor Supply Co.	298	27,229
Tupperware Brands Corp.	887	47,937
Under Armour, Inc., Class A *	284	28,600
Valassis Communications, Inc. *	2,427	48,318
Warnaco Group, Inc./The *	467	20,786
Wendy’s Co./The	5,457	25,049
Williams-Sonoma, Inc.	729	25,461
WMS Industries, Inc. *	1,335	27,414

		2,227,523

Consumer Staples – 10.8%
Church & Dwight Co., Inc.	3,972	211,482
Energizer Holdings, Inc. *	2,548	185,738
Flowers Foods, Inc.	9,648	212,457
Green Mountain Coffee Roasters, Inc. *	3,789	89,415

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Consumer Staples – (continued)
Harris Teeter Supermarkets, Inc.	4,761	$178,687
Corn Product International, Inc.	3,522	179,918
Lancaster Colony Corp.	2,985	200,932
Monster Beverage Corp. *	3,208	232,913
Ralcorp Holding, Inc. *	2,642	167,873
Smithfield Foods, Inc. *	8,637	169,890
Tootsie Roll Industries, Inc.	8,751	195,578
Universal Corp.	4,212	190,247

		2,215,130

Energy – 10.2%
Arch Coal, Inc.	14,393	91,249
Atwood Oceanics, Inc. *	3,384	129,321
Bill Barrett Corp. *	2,074	40,052
CARBO Ceramics, Inc.	1,483	120,677
Cimarex Energy Co.	2,023	107,781
Comstock Resources, Inc. *	3,308	49,451
Dresser-Rand Group, Inc. *	3,225	141,500
Dril-Quip, Inc. *	2,279	138,063
Energen Corp.	3,091	136,468
Energy Transfer Equity LP (b)	1,384	50,275
Forest Oil Corp. *	4,372	36,502
Helix Energy Solutions Group, Inc. *	3,011	51,573
HollyFrontier Corp.	4,772	140,672
Northern Oil and Gas, Inc. *	2,596	46,545
Oceaneering International, Inc.	996	46,044
Oil States International, Inc. *	1,922	127,944
Patriot Coal Corp. *	8,546	20,254
Patterson-UTI Energy, Inc.	8,845	133,737
Plains Exploration & Production Co. *	1,243	44,499
Quicksilver Resources, Inc. *	10,932	48,864
SM Energy Co.	764	41,328
Superior Energy Services, Inc. *	5,675	122,809
Tidewater, Inc.	2,832	127,665
Unit Corp. *	1,255	49,945
World Fuel Services Corp.	1,329	49,840

		2,093,058

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Financials – 7.1%
Affiliated Managers Group, Inc. *	271	$27,922
American Financial Group, Inc.	788	30,663
Apollo Investment Corp.	4,405	32,776
Arthur J Gallagher & Co.	848	29,462
Aspen Insurance Holdings, Ltd.	1,076	30,395
Associated Banc-Corp.	2,074	26,258
Astoria Financial Corp.	3,038	27,314
BancorpSouth, Inc.	2,187	29,504
Bank of Hawaii Corp.	626	29,018
Brown & Brown, Inc.	1,250	32,006
Cathay General Bancorp	1,682	27,889
City National Corp.	563	27,963
Commerce Bancshares, Inc.	738	28,598
Cullen/Frost Bankers, Inc.	507	28,855
East West Bancorp, Inc.	1,254	28,082
Eaton Vance Corp.	1,049	25,535
Everest Re Group Ltd.	323	32,947
Fidelity National Financial, Inc., Class A	1,738	32,738
First American Financial Corp.	1,918	30,226
First Niagara Financial Group, Inc.	2,946	23,775
FirstMerit Corp.	1,753	27,867
Fulton Financial Corp.	2,835	28,723
Greenhill & Co., Inc.	665	23,182
Hancock Holding Co.	833	25,402
Hanover Insurance Group, Inc.	738	28,795
HCC Insurance Holdings, Inc.	967	30,218
International Bancshares Corp.	1,458	26,932
Janus Capital Group, Inc.	3,229	23,572
Jefferies Group, Inc.	1,550	20,707
Jones Lang LaSalle, Inc.	352	25,484
Kemper Corp.	996	29,167
Mercury General Corp.	688	30,018
MSCI, Inc., Class A *	799	27,014
New York Community Bancorp, Inc.	2,203	27,206
Old Republic International Corp.	2,809	27,725
Prosperity Bancshares, Inc.	641	27,388
Protective Life Corp.	1,022	26,936

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Financials – (continued)
Raymond James Financial, Inc.	806	$27,536
Reinsurance Group of America, Inc.	512	25,697
SEI Investments Co.	1,413	25,302
Signature Bank *	464	28,511
StanCorp Financial Group, Inc.	716	24,936
SVB Financial Group *	451	26,929
Synovus Financial Corp.	14,084	26,901
TCF Financial Corp.	2,414	28,461
Trustmark Corp.	1,200	29,302
Valley National Bancorp	2,420	27,084
Waddell & Reed Financial, Inc., Class A	931	26,721
Washington Federal, Inc.	1,760	28,881
Webster Financial Corp.	1,320	26,757
Westamerica Bancorp	622	27,806
WR Berkley Corp.	835	31,997

		1,451,083

Health Care – 10.7%
Allscripts Healthcare Solutions, Inc. *	3,569	38,621
AMERIGROUP Corp. *	999	62,368
Bio-Rad Laboratories, Inc., Class A *	617	61,456
Catalyst Health Solutions, Inc. *	1,014	88,101
Charles River Laboratories International, Inc. *	1,793	59,857
Community Health Systems, Inc. *	2,766	60,889
Cooper Cos., Inc./The	816	69,523
Covance, Inc. *	1,370	63,582
Endo Pharmaceuticals Holdings, Inc. *	1,766	57,434
Gen-Probe, Inc. *	953	77,092
Health Management Associates, Inc. *	9,237	59,208
Health Net, Inc. *	1,677	42,963
Henry Schein, Inc. *	842	62,596
Hill-Rom Holdings, Inc.	1,837	54,041
HMS Holdings Corp. *	2,100	56,271
Hologic, Inc. *	3,010	50,450
IDEXX Laboratories, Inc. *	761	64,604
LifePoint Hospitals, Inc. *	1,673	61,594
Lincare Holdings, Inc.	2,383	54,647

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Health Care – (continued)
Masimo Corp. *	2,966	$55,796
Medicis Pharmaceutical Corp., Class A	1,736	62,671
Mednax, Inc. *	859	52,384
Mettler-Toledo International, Inc. *	350	54,605
Omnicare, Inc.	1,930	60,834
Orthofix International NV *	10	379
Owens & Minor, Inc.	2,138	60,862
Regeneron Pharmaceuticals, Inc. *	561	76,051
ResMed, Inc. *	2,015	62,422
STERIS Corp.	2,026	60,508
Techne Corp.	936	63,540
Teleflex, Inc.	1,070	63,562
Thoratec Corp. *	1,877	56,946
United Therapeutics Corp. *	1,342	59,376
Universal Health Services, Inc., Class B	1,494	57,892
VCA Antech, Inc. *	2,893	62,323
Vertex Pharmaceuticals, Inc. *	1,569	94,181
WellCare Health Plans, Inc. *	970	54,802

		2,204,431

Industrials – 10.6%
Acuity Brands, Inc.	557	30,353
AECOM Technology Corp. *	1,504	24,498
AGCO Corp. *	697	28,035
Alaska Air Group, Inc. *	993	34,048
Alexander & Baldwin, Inc.	749	38,208
Alliant Techsystems, Inc.	671	32,852
AMETEK, Inc.	728	36,928
BE Aerospace, Inc. *	744	32,237
Brink’s Co./The	1,404	31,958
Carlisle Cos., Inc.	700	36,379
CLARCOR, Inc.	695	33,922
Clean Harbors, Inc. *	513	31,834
Con-way, Inc.	1,038	36,678
Copart, Inc. *	1,332	36,106
Corporate Executive Board Co./The	826	29,999
Corrections Corp. of America *	1,350	35,202

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Industrials – (continued)
Crane Co.	742	$28,101
Deluxe Corp.	1,469	33,974
Donaldson Co., Inc.	983	35,146
Esterline Technologies Corp. *	527	34,012
Exelis, Inc.	2,950	29,500
Fortune Brands Home & Security, Inc. *	1,657	37,478
FTI Consulting, Inc. *	902	28,485
Gardner Denver, Inc.	504	27,237
GATX Corp.	823	31,531
General Cable Corp. *	1,193	33,955
Graco, Inc.	683	32,908
Granite Construction, Inc.	1,199	27,482
Harsco Corp.	1,494	30,029
Herman Miller, Inc.	1,625	30,024
HNI Corp.	1,286	29,724
Hubbell, Inc., Class B	451	35,593
Huntington Ingalls Industries, Inc. *	931	34,225
IDEX Corp.	840	33,355
ITT Corp.	1,542	31,648
JB Hunt Transport Services, Inc.	654	37,384
JetBlue Airways Corp. *	1	5
Kansas City Southern	485	32,016
KBR, Inc.	960	24,448
Kennametal, Inc.	774	26,906
Kirby Corp. *	510	26,932
Korn/Ferry International *	2,168	29,483
Landstar System, Inc.	613	32,284
Lennox International, Inc.	869	37,259
Lincoln Electric Holdings, Inc.	766	36,442
Manpower, Inc.	756	27,185
Mine Safety Appliances Co.	869	35,700
MSC Industrial Direct Co., Inc., Class A	425	30,483
Nordson Corp.	629	33,745
Oshkosh Corp. *	1,531	31,346
Pentair, Inc.	888	36,184
Regal-Beloit Corp.	526	31,693
Rollins, Inc.	1,674	35,564

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Industrials – (continued)
Shaw Group, Inc./The *	1,147	$29,135
SPX Corp.	463	33,223
Terex Corp. *	1,438	23,916
Timken Co.	664	31,658
Towers Watson & Co., Class A	532	32,059
Trinity Industries, Inc.	1,028	25,403
Triumph Group, Inc.	553	33,095
United Rentals, Inc. *	850	29,367
URS Corp.	819	29,622
UTi Worldwide, Inc.	2,194	34,318
Valmont Industries, Inc.	305	34,972
Wabtec Corp.	457	33,185
Waste Connections, Inc.	1,094	33,871
Watsco, Inc.	485	35,685
Werner Enterprises, Inc.	1,386	33,737
Woodward, Inc.	812	30,611

		2,182,560

Information Technology – 10.3%
ACI Worldwide, Inc. *	907	34,638
Acxiom Corp. *	2,452	34,505
ADTRAN, Inc.	1,162	33,972
Advent Software, Inc. *	1,420	37,041
Alliance Data Systems Corp. *	286	36,050
ANSYS, Inc. *	554	34,255
AOL, Inc. *	2,005	54,989
Arrow Electronics, Inc. *	856	29,019
Atmel Corp. *	3,568	24,976
Avnet, Inc. *	987	30,106
Broadridge Financial Solutions, Inc.	1,484	30,021
Cadence Design Systems, Inc. *	2,953	30,116
Ciena Corp. *	2,272	30,782
Compuware Corp. *	3,878	34,900
Concur Technologies, Inc. *	608	37,576
Convergys Corp. *	2,807	39,160
CoreLogic, Inc. *	2,141	36,382
Cree, Inc. *	1,149	28,804

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Information Technology – (continued)
Cypress Semiconductor Corp.	2,303	$30,372
Diebold, Inc.	920	34,059
DST Systems, Inc.	658	33,636
Equinix, Inc. *	257	41,907
Factset Research Systems, Inc.	364	38,418
Fair Isaac Corp.	833	33,879
Fairchild Semiconductor International, Inc. *	2,482	32,792
Gartner, Inc. *	850	34,592
Global Payments, Inc.	678	28,822
Informatica Corp. *	701	29,053
Ingram Micro, Inc., Class A *	1,927	34,354
Integrated Device Technology, Inc. *	5,014	27,528
International Rectifier Corp. *	1,578	29,722
Intersil Corp., Class A	3,225	34,028
Itron, Inc. *	818	29,291
Jack Henry & Associates, Inc.	1,057	34,886
Lam Research Corp. *	817	30,472
Lender Processing Services, Inc.	1,443	33,310
Mantech International Corp., Class A	1,055	23,008
MEMC Electronic Materials, Inc. *	9,019	15,062
Mentor Graphics Corp. *	2,360	33,271
MICROS Systems, Inc. *	659	34,779
Monster Worldwide, Inc. *	3,814	32,797
National Instruments Corp.	1,318	34,327
NCR Corp. *	1,673	35,837
NeuStar, Inc., Class A *	1,004	32,308
Parametric Technology Corp. *	1,303	26,328
Plantronics, Inc.	930	27,998
Polycom, Inc. *	1,916	21,917
QLogic Corp. *	2,040	27,761
Quest Software, Inc. *	1,486	37,154
Rackspace Hosting, Inc. *	641	31,727
RF Micro Devices, Inc. *	7,266	27,394
Riverbed Technology, Inc. *	1,318	21,621
Rovi Corp. *	1,080	26,388
Semtech Corp. *	1,255	30,237

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Information Technology – (continued)
Silicon Laboratories, Inc. *	843	$29,123
Skyworks Solutions, Inc. *	1,276	34,284
Solera Holdings, Inc.	774	34,353
Synopsys, Inc. *	1,182	34,937
Tech Data Corp. *	663	31,586
Tellabs, Inc.	9,198	33,666
TIBCO Software, Inc. *	1,187	31,753
Trimble Navigation Ltd. *	664	31,319
ValueClick, Inc. *	1,768	31,006
VeriFone Systems, Inc. *	721	26,034
Vishay Intertechnology, Inc. *	2,964	31,476
Zebra Technologies Corp., Class A *	878	29,390

		2,107,254

Materials – 10.6%
Albemarle Corp.	1,394	84,626
AptarGroup, Inc.	1,640	83,076
Ashland, Inc.	1,430	91,441
Cabot Corp.	2,090	78,997
Carpenter Technology Corp.	1,719	77,464
Commercial Metals Co.	6,232	72,787
Compass Minerals International, Inc.	1,260	89,644
Cytec Industries, Inc.	1,462	88,385
Domtar Corp.	913	72,255
Greif, Inc., Class A	1,719	75,196
Intrepid Potash, Inc. *	3,514	68,988
Louisiana-Pacific Corp. *	9,161	86,295
Martin Marietta Materials, Inc.	1,013	68,359
Minerals Technologies, Inc.	1,354	85,699
NewMarket Corp.	479	99,935
Olin Corp.	4,126	79,087
Packaging Corp. of America	3,008	80,713
Reliance Steel & Aluminum Co.	1,563	73,790
Rock-Tenn Co., Class A	1,310	67,570
RPM International, Inc.	3,548	93,521
Scotts Miracle-Gro Co., Class A	1,684	72,679
Sensient Technologies Corp.	2,408	87,922

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Materials – (continued)
Silgan Holdings, Inc.	2,014	$84,203
Sonoco Products Co.	2,618	80,542
Steel Dynamics, Inc.	5,904	62,229
Valspar Corp.	1,835	88,476
Worthington Industries, Inc.	4,905	79,713

		2,173,592

Real Estate Investment Trusts – 3.7%
Alexandria Real Estate Equities, Inc.	413	28,294
American Campus Communities, Inc.	691	30,342
BRE Properties, Inc.	612	30,143
Camden Property Trust	472	30,750
Corporate Office Properties Trust	1,245	27,410
Duke Realty Corp.	2,045	28,302
Equity One, Inc.	1,564	31,061
Essex Property Trust, Inc.	203	30,564
Federal Realty Investment Trust	310	30,423
Highwoods Properties, Inc.	914	29,482
Home Properties, Inc.	508	30,443
Hospitality Properties Trust	1,179	27,729
Liberty Property Trust	880	30,494
Macerich Co./The	533	30,425
Mack-Cali Realty Corp.	1,044	28,441
National Retail Properties, Inc.	1,138	30,146
Omega Healthcare Investors, Inc.	1,441	30,424
Potlatch Corp.	970	27,807
Rayonier, Inc.	684	29,405
Realty Income Corp.	792	30,374
Regency Centers Corp.	671	29,413
Senior Housing Properties Trust	1,377	28,440
SL Green Realty Corp.	382	28,656
Taubman Centers, Inc.	417	30,457
UDR, Inc.	1,162	30,087
Weingarten Realty Investors	1,140	29,162

		768,674

Telecommunication Services – 0.3%
Telephone & Data Systems, Inc.	1,516	30,101
TW Telecom, Inc. *	1,594	36,957

		67,058

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Strategic Mid Cap Fund

Schedule of Investments – (continued)

May 31, 2012

	Shares	Fair Value

Utilities – 11.5%
Alliant Energy Corp.	2,858	$124,845
Aqua America, Inc.	5,518	127,458
Atmos Energy Corp.	3,955	131,054
Black Hills Corp.	3,632	116,884
Cleco Corp.	3,125	127,644
Great Plains Energy, Inc.	6,105	121,612
Hawaiian Electric Industries, Inc.	4,771	131,727
IDACORP, Inc.	2,969	116,668
MDU Resources Group, Inc.	5,499	123,561
National Fuel Gas Co.	2,459	106,282
Northeast Utilities	3,358	120,926
NV Energy, Inc.	7,833	135,516
OGE Energy Corp.	2,313	123,144
Oneok, Inc.	5	415
PNM Resources, Inc.	6,735	125,616
Questar Corp.	6,196	124,349
UGI Corp.	4,453	127,722
Vectren Corp.	4,188	122,780
Westar Energy, Inc.	4,451	127,374
WGL Holdings, Inc.	3,022	117,709

		2,353,286

Total Common Stocks (Cost $19,466,883)		19,843,649

Exchange-Traded Funds – 0.0%
ProShares Ultra MidCap400 Fund *	5	306

Total Exchange-Traded Funds (Cost $333)		306

Cash Equivalents – 3.1%
FOLIOfn Investment Sweep Account, 0.010% (c)	634,705	634,705

Total Cash Equivalents (Cost $634,705)		634,705

Total Investments (Cost $20,101,921) – 99.8%		$20,478,660

Other Assets in Excess of Liabilities – 0.2%		39,730

Net Assets – 100.0%		$20,518,390

(a)	Shares round to less than a half of share.
(b)	Master Limited Partnership
(c)	Rate disclosed is the annual percentage yield as of May 31, 2012
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Funds

Statements of Assets and Liabilities

May 31, 2012

	Cloud Capital Strategic Large Cap Fund	Cloud Capital Strategic Mid Cap Fund
Assets:
At cost	$38,441,556	$20,101,921

At fair value	$38,405,299	$20,478,660
Receivable for investments sold	53,801	–
Receivable for fund shares sold	59,677	43,663
Dividends receivable	90,595	30,502
Tax reclaim receivable	53	–
Prepaid expenses	6,261	5,783
Deferred offering expense	3,203	3,203

Total assets	38,618,889	20,561,811

Liabilities
Payable to Adviser	19,868	3,221
Payable for securities purchased	3,594	2,365
Payable for fund shares redeemed	3,764	2,269
Payable to administrator, fund accountant, and transfer agent	8,065	8,144
Payable to custodian	1,135	805
Administrative servicing fees – Institutional Class	3,655	1,150
Other accrued expenses	28,509	25,467

Total liabilities	68,590	43,421

Net Assets	$38,550,299	$20,518,390

Net Assets consist of:
Paid in capital	$38,500,652	$21,028,377
Accumulated net investment income	98,989	16,846
Accumulated net realized loss from investment transactions	(13,085)	(903,572)
Net unrealized appreciation (depreciation) on investments	(36,257)	376,739

Net Assets	$38,550,299	$20,518,390

Institutional Class:
Shares Outstanding (unlimited number of shares authorized, no par value)	2,666,521	1,471,083

Net Asset Value, Offering and Redemption Per Share:	$14.46	$13.95

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Funds

Statements of Operations

For the period ended May 31, 2012 (a)

	Cloud Capital Strategic Large Cap Fund	Cloud Capital Strategic Mid Cap Fund
Investment Income
Dividend income (Net of foreign witholding tax of $156, and $-, respectively)	$498,627	$255,215
Interest income	506	382

Total Investment Income	499,133	255,597

Expenses
Investment Adviser fee	258,866	182,555
Administration expenses	34,687	34,687
Offering expense	30,399	30,399
Transfer agent expenses	28,932	28,884
Fund accounting expenses	23,125	23,125
Administrative servicing fees – Institutional Class	18,886	7,035
Audit expenses	18,500	18,500
Legal expenses	16,184	16,184
Organizational expense	13,000	13,000
Pricing expenses	11,637	8,945
Custodian expenses	10,401	9,051
Miscellaneous expenses	7,997	7,857
Report printing expense	6,531	6,430
24F-2 expense	4,367	2,413
Trustee expenses	3,462	3,462
Registration expenses	3,183	3,162
Insurance expense	2,522	2,522

Total Expenses	492,679	398,211
Fees waived by Adviser	(129,192)	(142,245)

Net operating expenses	363,487	255,966

Net Investment Income (Loss)	135,646	(369)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions	34,636	(728,988)
Net change in unrealized appreciation (depreciation) of investments	(36,257)	376,739

Net realized and unrealized loss on investments	(1,621)	(352,249)

Net increase (decrease) in net assets resulting from operations	$134,025	$(352,618)

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Funds

Statements of Changes In Net Assets

For the period ended May 31, 2012 (a)

	Cloud Capital Strategic Large Cap Fund	Cloud Capital Strategic Mid Cap Fund
Increase to Net Assets due to:
Operations
Net investment income (loss)	$135,646	$(369)
Net realized gain (loss) on investment transactions	34,636	(728,988)
Net change in unrealized appreciation (depreciation) of investments	(36,257)	376,739

Net increase (decrease) in net assets resulting from operations	134,025	(352,618)

Distributions
From net investment income – Institutional Class	(67,036)	(13,184)
From net realized gain – Institutional Class	(47,743)	(174,583)

Total distributions	(114,779)	(187,767)

Capital Transactions – Institutional Class
Proceeds from shares sold	50,873,007	33,902,757
Reinvestment of distributions	51,011	74,072
Amount paid for shares redeemed	(12,392,965)	(12,918,054)

Net increase in net assets resulting from capital transactions	38,531,053	21,058,775

Total Increase in Net Assets	38,550,299	20,518,390

Net Assets
Beginning of period	–	–

End of period	$38,550,299	$20,518,390

Accumulated net investment income included in net assets at end of period	$98,989	$16,846

Capital Share Transactions – Institutional Class
Shares sold	3,555,541	2,410,730
Shares issued in reinvestment of distributions	3,605	5,360
Shares redeemed	(892,625)	(945,007)

Net increase from capital share transactions	2,666,521	1,471,083

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Funds

Financial Highlights

For the period ended May 31, 2012 (a)

(For a share outstanding during the period)

	Cloud Capital Strategic Large Cap Fund		Cloud Capital Strategic Mid Cap Fund
Institutional Class:
Selected Per Share Data:
Net asset value, beginning of period	$15.00		$15.00

Income from investment operations:
Net investment income (loss)	0.07		–	(b)
Net realized and unrealized loss on investments	(0.54	) (c)	(0.92)

Total from investment operations	(0.47)		(0.92)

Less distributions to shareholders:
From net investment income	(0.04)		(0.01)
From net realized gains	(0.03)		(0.12)

Total distributions	(0.07)		(0.13)

Net asset value, end of period	$14.46		$13.95

Total Return (d)	(3.12	)% (e)	(6.13	)% (e)

Ratios and Supplemental Data:
Net assets, end of period (000)	38,550		20,518
Ratio of expenses to average net assets	1.40	% (f)	1.40	% (f)
Ratio of expenses to average net assets before waiver	1.90	% (f)	2.18	% (f)
Ratio of net investment income (loss) to average net assets	0.53	% (f)	–	% (f)
Ratio of net investment income (loss) to average net assets before waiver	0.03	% (f)	(0.78	)% (f)
Portfolio turnover rate	163.38	% (e)	178.49	% (e)

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.
(b)	Amount is less than $0.005 per share.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Cloud Capital Funds

Notes to the Financial Statements

May 31, 2012

NOTE 1. ORGANIZATION

The Cloud Capital Strategic Large Cap Fund (the “Large Cap Fund”) and the Cloud Capital Strategic Mid Cap Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are two of a series of funds authorized by the Trustees. The Funds each offer two share classes, Class A Shares and Institutional Class Shares. The Funds’ Class A Shares have not yet commenced operations. The Funds’ Institutional Class Shares commenced operations on June 29, 2011. The Fund’s investment adviser is Cloud Capital LLC (the “Adviser”). The investment objective of the Large Cap Fund is to consistently deliver excess returns relative to the S&P 500® Index over three- to five-year time horizons. The investment objective of the Mid Cap Fund is to consistently deliver excess returns relative to the S&P Mid Cap 400® Index over three- to five-year time horizons.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds makes no provision for federal income or excise tax. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the period ended May 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any,

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income – The Funds follow industry practice and records security transactions on the trade date. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds.

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

For the fiscal period ended May 31, 2012, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Fund	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Large Cap Fund	$(30,401)	$30,379	$22
Mid Cap Fund	(30,398)	30,399	(1)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchanged-traded funds, and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities will be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, each Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - (continued)

quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair valuation pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2012:

Fund Name	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Large Cap Fund
Common Stocks*	$37,058,515	$–	$–	$37,058,515
Exchange-Traded Funds	34,270	–	–	34,270
Warrants	5,359	–	–	5,359
Cash Equivalents	1,307,155	–	–	1,307,155
Total	38,405,299	–	–	38,405,299
Mid Cap Fund
Common Stocks*	19,843,649	–	–	19,843,649
Exchange-Traded Funds	306	–	–	306
Cash Equivalents	634,705	–	–	634,705
Total	20,478,660	–	–	20,478,660

* Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels for the period ended May 31, 2012.

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to oversight of the Trustees. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period from June 29, 2011 (commencement of operations) to May 31, 2012, the Adviser earned fees of $258,866 from the Large Cap Fund and $182,555 from the Mid Cap Fund before the waivers described below. At May 31, 2012, the Funds owed the Adviser $19,868 and $3,221, respectively, for the excess of management fees earned over expenses waived during the period.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of each Fund until May 31, 2014, so that total annual fund operating expenses do not exceed 1.40%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees; extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). For the period from June 29, 2011 (commencement of operations) to May 31, 2012, the Adviser waived fees of $129,192 from the Large Cap Fund and $142,245 from the Mid Cap Fund. These amounts are subject to potential recoupment by the Adviser through May 31, 2015.

The waiver and/or reimbursement by the Adviser with respect to the Funds are subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from June 29, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $34,687 for the Large Cap Fund and $34,687 for the Mid Cap Fund. At May 31, 2012, HASI was owed $3,125 from the Large Cap Fund and $3,125 from the Mid Cap Fund for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period from June 29, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $28,932 for the Large Cap Fund and $28,884 for the Mid Cap Fund for transfer agent services and reimbursement for out-of-pocket

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - (continued)

expenses incurred in providing transfer agent services. At May 31, 2012, HASI was owed $2,857 from the Large Cap Fund and $2,936 from the Mid Cap Fund for transfer agent services and out-of-pocket expenses.

For the period from June 29, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $23,125 from the Large Cap Fund and $23,125 from the Mid Cap Fund for fund accounting services. At May 31, 2012, HASI was owed $2,083 from the Large Cap Fund and $2,083 from the Mid Cap Fund for fund accounting services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.40% of the average daily net assets of the Class A Shares of each Fund in connection with the promotion and distribution of Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. There were no 12b-1 fees for the period ended May 31, 2012, as the Class A Shares of each Fund have yet to commence operations.

The Funds may pay certain financial intermediaries that provide certain administrative services to shareholders who invest in the Institutional Class shares of the Funds, including record keeping and sub-accounting shareholder accounts. Each Fund is authorized to pay up to 0.25% of the average daily net assets of each Fund’s Institutional Class shares. The payments may also be made to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing. The types of payments under this category

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - (continued)

include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up the Funds on a financial intermediary’s trading systems. For the period from June 29, 2011 (commencement of operations) to May 31, 2012, the Large Cap Fund and Mid Cap Fund incurred administrative servicing fees of $18,886 and $7,035, respectively. At May 31, 2012, the Large Cap Fund and Mid Cap Fund owed $3,655 and $1,150 in administrative servicing fees, respectively.

Unified Financial Securities, Inc. (“Unified”) acts as the principal distributor of the Funds’ shares. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. For the period from June 29, 2011 (commencement of operations) to May 31, 2012, there were no sales charges or CDSC fees deducted from the proceeds of sales, and redemption of capital shares, as the Fund’s Class A shares have not yet commenced.

The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Interim Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period from June 29, 2011 (commencement of operations) to May 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Fund	Purchases	Sales
Large Cap Fund	$79,796,378	$42,634,819
Mid Cap Fund	53,393,982	33,186,712

At May 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$39,715,927	$2,237,968	$(3,548,596)	$(1,310,628)
Mid Cap Fund	21,461,577	1,707,279	(2,690,196)	(982,917)

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 5. PURCHASES AND SALES OF SECURITIES - (continued)

The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales of $1,274,371 for the Large Cap Fund and $1,360,471 for the Mid Cap Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At May 31, 2012, FOLIOfn Investments, Inc. (“FOLIOfn”) owned, as record shareholder, 46.94% of the outstanding shares of the Cloud Capital Strategic Large Cap Fund. At May 31, 2012, FOLIOfn Investments, Inc. (“FOLIOfn”) and TD Ameritrade Trust Company (“TD Ameritrade”) owned, as record shareholder, 59.92% and 32.43%, respectively, of the outstanding shares of the Cloud Capital Strategic Mid Cap Fund. The Trust does not know whether FOLIOfn or TD Ameritrade or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2011, the Large Cap Fund paid an income distribution of $0.0410 per share and a short-term capital gain distribution of $0.0292 per share to shareholders of record on December 22, 2011.

On December 23, 2011, the Mid Cap Fund paid an income distribution of $0.0091 per share and a short-term capital gain distribution of $0.1205 per share to shareholders of record on December 22, 2011.

Cloud Capital Funds

Notes to the Financial Statements - (continued)

May 31, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - (continued)

The tax characterization of distributions paid for the fiscal period ended May 31, 2012 was as follows:

Fund	Ordinary Income*	Total Distributions
Large Cap Fund	$114,779	$114,779
Mid Cap Fund	187,767	187,767

* Short term capital gains distributions are treated as ordinary income for tax purposes.

At May 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Large Cap Fund	$1,363,804	$3,940	$(1,310,628)	$57,116
Mid Cap Fund	478,714	1,683	(982,917)	(502,520)

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since May 31, 2012, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Cloud Capital Funds

(Valued Advisers Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Cloud Capital Funds (the “Funds”), comprising Cloud Capital Strategic Large Cap Fund and Cloud Capital Strategic Mid Cap Fund, each a series of the Valued Advisers Trust, as of May 31, 2012, and the related statements of operations, changes in net assets and the financial highlights for the period June 29, 2011 (commencement of operations) through May 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Cloud Capital Funds as of May 31, 2012, the results of their operations, the changes in their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

July 25, 2012

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 75, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.
Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 – present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 – 2005).

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 10 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 10 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.
John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.
William J. Murphy, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
John H. Lively, 43, Interim Secretary, September 2011 to present.	Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Secretary of Dividend Growth Trust, September 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007.

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust consists of 10 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 670-2227 to request a copy of the SAI or to make shareholder inquiries.

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information A Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information A Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (877) 670-2227 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer

John H. Lively, Interim Secretary

INVESTMENT ADVISER

Cloud Capital LLC

5314 South Yale, Suite 606

Tulsa, OK 74135

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66224

CUSTODIAN

FOLIOfn Investments, Inc.

8180 Greensboro Drive

8th Floor

McLean, VA 22102

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

May 31, 2012

Longview Funds

LONGVIEW FAMILY OF FUNDS

Longview Global Allocation Fund

Longview Capital Management, LLC
2 Mill Road, Suite 105
Wilmington, Delaware 19806
Toll Free (877) 460 6423

LETTER TO SHAREHOLDERS

Dear Longview Global Allocation Fund Shareholder,

Enclosed for your review is the annual report for the period June 27, 2011 (commencement of operations) to May 31, 2012 (“fiscal period”) for the Longview Global Allocation Fund (“Fund”), which is a series of the Valued Advisers Trust.

MARKET AND FUNDS PERFORMANCE OVERVIEW

During the fiscal period ended May 31, 2012, the equity market averages experienced mixed returns. The S&P 500® Index1 was up 5.48%, the NASDAQ Composite Index1 was up 7.72%, the Russell 2000® Index1 was down -3.22%, the Dow Jones Industrial Average1 was up 6.63%, the MSCI EAFE Index1 was down -15.38%, and the Dow Jones Global Moderate Portfolio Index2 was up 0.05%. During this same period, the Longview Global Allocation Fund was down -10.11% (excluding the impact of sales charges).

During the fiscal period, we participated in the significant up trends and avoided most of the down trends. Sharp market gyrations had investors uncertain as to where to focus their attention. The Fund has the flexibility to invest in any asset class, anywhere, and even amid today’s heightened volatility, found no shortage of opportunities.

Credit concerns continued to be the focus of the financial markets. The market returns over the past fiscal year masked a great deal of volatility throughout the period. Over the past few quarters, the Longview Global Allocation Fund has enjoyed reduced volatility, which brought about our muted returns over the fiscal period.

Our focus remained on large cap defensive sectors such as utilities and consumer staples, while remaining significantly underweighted in the higher “risk on” sectors. Our strategy involves choosing low beta sectors in times of heightened volatility. We successfully avoided areas such as financials and materials, which drove the overall market down during the fiscal period noted. While our sector selection has significantly outperformed the S&P 500® Index over time, our avoidance of higher risk sectors in an extremely choppy, headline driven market underperformed over the period.

Over the fiscal period we spent a significant portion of the time in a defensive posture, holding low beta equity positions, short duration fixed income and cash. These particular vehicles typically experience inverse behavior during periods of “risk on” speculation.

We believe that the markets are currently being driven by headlines, rumors and QE3 hope. Credit concerns continue to mount putting further pressure on the long-term viability of the overall global financial system.

MARKET OUTLOOK

The past months have been complex for investors. Volatility has been extreme, headlines and macro narratives drove the market and governments around the world to continue to avoid dealing with their debt issues. We continue to search for clarity, waiting patiently for the cross currents to resolve themselves. Currently, we believe domestic equities appear to be set up for further strength, however we continue to face headwinds, headline shocks can turn violent in the blink of an eye. Being nimble, disciplined and diversified will be the keys to success in the coming months.

We do not forecast the market; in fact, we strongly believe no one can. We react to the market using our rules-based, trend-following model. In theory, this helps keep the subjectivity and human emotion out of our process.

1

LETTER TO SHAREHOLDERS

LONGVIEW INVESTMENT PHILOSOPHY

Our Fund is managed using an active or tactical management strategy. Our investment process is driven by a single-minded focus: to add value for our clients. This focus requires us to produce investment solutions that aim to consistently generate competitive risk-adjusted returns over full market cycles. It compels us to maintain a long-term perspective and provide innovative investment management solutions that add value for our clients. It also requires us to place an emphasis on risk management, because understanding and managing risk is critical to our clients’ investment success. In this uncertain world we recognize the need to overweight, underweight or simply avoid specific areas of the market based on the environment. We do this to seek to achieve excess returns or to avoid excess volatility.

At Longview, we employ a strict sell discipline with the goal of managing risk and maximizing capital preservation. The Fund invests across markets, classes, sectors and styles with the goal to produce absolute returns with reduced volatility. In addition, the Fund will also attempt to hedge against extreme market outcomes. Finally and most importantly, the Fund can move fully into cash, if need be.

Our overall goal is to win by not losing; we have a flexible investment mandate, focusing on capital appreciation when the markets are performing well, and capital preservation when they are not.

LONGVIEW GLOBAL ALLOCATION FUND

The Fund is a multi-asset, professionally managed fund. The Longview investment process is driven by relative strength, enabling us to identify fundamental trends and changes in the economic environment. Our process allows us to be properly allocated across multiple asset classes, sectors, capitalizations and styles. Our mandate allows us to change our fund’s construction, based on the changing realities of the global markets. Longview Global Allocation Fund seeks to preserve and grow capital by producing absolute returns with reduced volatility.

Thank you for your continued support and allowing us to serve you and the Fund. Please feel free to contact us with any questions or concerns.

Sincerely,

Christian M. Wagner
Chief Investment Officer
Longview Capital Management, LLC

2

LETTER TO SHAREHOLDERS

The views in this report were those of the Fund’s investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-877-460-6423. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Investment in the Fund is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Fund is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. More information about these risks and other risks can be found in the Fund’s prospectus.

Beta: A quantitative measure of the volatility of a given stock, mutual fund, or portfolio, relative to the overall market, usually the S&P 500. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

[1]

The S&P 500® Index, NASDAQ Composite Index, Russell 2000® Index, Dow Jones Industrial Average, and MSCI EAFE Index (the “Indices”) are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Indices returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Indices’ returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

[2]

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

3

Investment Results - (Unaudited)

Total Returns* (For the period ended May 31, 2012)
Since Inception June 27, 2011
Longview Global Allocation Fund with load	–15.28%
Longview Global Allocation Fund without load	–10.11%
Dow Jones Global Moderate Portfolio Index**	0.05%
S&P 500® Index***	5.48%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending May 31, 2012 and disclosed in the Fund’s prospectus, are 2.41% of average daily net assets. Longview Capital Management LLC contractually has agreed to cap certain operating expenses of the Fund, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, 12b-1 fees, and indirect expenses such as “Acquired Fund Fees and Expenses” of the of the Fund at 2.20% through September 30, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-460-6423.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns, with loads, include the maximum 5.75% sales charge.
**	The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
***

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-460-6423. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

4

The chart above assumes an initial investment of $10,000 made on June 27, 2011 (commencement of Fund operations) and held through May 31, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-460-6423. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

FUND HOLDINGS - (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Longview Global Allocation Fund is to provide long-term capital appreciation with capital preservation as a secondary objective.

AVAILABILITY OF PORTFOLIO SCHEDULE - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

6

ABOUT THE FUND’S EXPENSES - (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Longview Global Allocation Fund	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period Ended May 31, 2012*
Actual	$1,000.00	$1,032.03	$10.80
Hypothetical ** (5% return before expenses)	$1,000.00	$1,014.37	$10.71

*	Expenses are equal to the Fund’s annualized expense ratio of 2.13%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

7

Longview Global Allocation Fund

Schedule of Investments

May 31, 2012

	Shares	Fair Value
Exchange-Traded Funds - 45.37%
Consumer Staples Select Sector SPDR Fund	98,003	$3,308,581
Health Care Select Sector SPDR Fund	90,700	3,278,805
Utilities Select Sector SPDR Fund	93,845	3,365,282
ProShares Ultra VIX Short-Term Futures ETF (a)	48,932	979,619
SPDR Dow Jones Industrial Average ETF	15,509	1,918,463
SPDR S&P 500 ETF	14,313	1,882,017

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,063,488)		14,732,767

Exchange-Traded Notes - 8.11%
iPath S&P 500 Dynamic VIX ETN (a)	5,610	321,060
iPath S&P 500 VIX Short-Term Futures ETN (a)	15,200	316,464
VelocityShares Daily Inverse VIX Short-Term ETN (a)	224,564	1,996,374

TOTAL EXCHANGE-TRADED NOTES (Cost $2,132,412)		2,633,898

Money Market Securities - 34.88%
Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.23% (b)	11,326,093	11,326,093

TOTAL MONEY MARKET SECURITIES (Cost $11,326,093)		11,326,093

TOTAL INVESTMENTS (Cost $28,521,993) - 88.36%		$28,692,758

Other assets in excess of liabilities - 11.64%		3,779,706

TOTAL NET ASSETS - 100.00%		$32,472,464

(a)	Non-income producing.
(b)	Variable rate security; the rate shown represents the yield at May 31, 2012.

See accompanying notes which are an integral part of these financial statements.

8

Longview Global Allocation Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments in securities, at value (cost $28,521,993)	$28,692,758
Receivable for investments sold	3,804,477
Receivable for fund shares sold	25,051
Dividends receivable	8,136
Prepaid expenses	19,697
Deferred offering expense	2,022

Total assets	32,552,141

Liabilities
Payable for fund shares redeemed	8,370
Payable to Adviser	32,207
Payable to administrator, fund accountant, and transfer agent	8,054
Payable to custodian	1,031
12b-1 fees accrued	7,002
Other accrued expenses	23,013

Total liabilities	79,677

Net Assets	$32,472,464

Net Assets consist of:
Paid in capital	$34,921,672
Accumulated net investment loss	(166,979)
Accumulated net realized loss from investment transactions	(2,452,994)
Net unrealized appreciation on investments	170,765

Net Assets	$32,472,464

Shares Outstanding (unlimited number of shares authorized, no par value)	3,614,136

Net Asset Value (“NAV”) per share	$8.98

Public offering price per share (NAV/94.25%) (a)	$9.53

Redemption price per share (NAV * 98%) (b)	$8.81

(a)	The Fund imposes a maximum sales charge of 5.75% on purchases.
(b)	A redemption fee of 2.00% is charged on shares held less than 30 days.

See accompanying notes which are an integral part of these financial statements.

9

Longview Global Allocation Fund

Statement of Operations

For the period ended May 31, 2012 (a)

Investment Income
Dividend income	$417,088

Total Investment Income	417,088

Expenses
Investment Adviser fee	300,761
12b-1 fees	65,382
Transfer agent expenses	35,978
Administration expenses	34,791
Fund accounting expenses	23,194
Offering expenses	18,122
Legal expenses	17,537
Audit expenses	15,500
Miscellaneous expenses	11,134
Custodian expenses	10,728
Registration expenses	8,790
Organizational expenses	8,750
Report printing expenses	7,700
Trustee expenses	4,397
24f-2 expense	3,918
Insurance expense	2,521
Pricing expenses	1,185

Total Expenses	570,388

Net Investment Loss	(153,300)

Realized & Unrealized Gain (Loss) on Investments
Distributions of long-term realized gains by other investment companies	3,066
Net realized loss on investment transactions	(2,457,568)
Net change in unrealized appreciation of investments	170,765

Net realized and unrealized loss on investments	(2,283,737)

Net decrease in net assets resulting from operations	$(2,437,037)

(a)	For the period June 27, 2011 (commencement of operations) to May 31, 2012.

See accompanying notes which are an integral part of these financial statements.

10

Longview Global Allocation Fund

Statement of Changes In Net Assets

For the period ended May 31, 2012 (a)
Decrease to Net Assets due to:
Operations
Net investment loss	$(153,300)
Distributions of long-term realized gains by other investment companies	3,066
Net realized loss on investment transactions	(2,457,568)
Net change in unrealized appreciation of investments	170,765

Net decrease in net assets resulting from operations	(2,437,037)

Distributions
From net investment income	(30,293)

Total distributions	(30,293)

Capital Transactions
Proceeds from shares sold	38,557,775
Reinvestment of distributions	266
Amount paid for shares redeemed	(3,622,093)
Proceeds from redemption fees (b)	3,846

Net increase in net assets resulting from capital transactions	34,939,794

Total Increase in Net Assets	32,472,464

Net Assets
Beginning of period	—

End of period	$32,472,464

Accumulated net investment loss included in net assets at the end of period	$(166,979)

Capital Share Transactions
Shares sold	4,010,270
Shares issued in reinvestment of distributions	30
Shares redeemed	(396,164)

Net increase from capital share transactions	3,614,136

(a)	For the period June 27, 2011 (commencement of operations) to May 31, 2012.
(b)	A redemption fee of 2.00% is charged on shares held less than 30 days.

See accompanying notes which are an integral part of these financial statements.

11

Longview Global Allocation Fund

Financial Highlights

(For a share outstanding during the period)

	For the period ended May 31, 2012 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss on investments	(0.96)

Total from investment operations	(1.01)

Less Distributions to shareholders:
From net investment income	(0.01)

Total distributions	(0.01)

Paid in capital from redemption fees	—	(b)

Net asset value, end of period	$8.98

Total Return (c)	(10.11	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000)	$32,472
Ratio of expenses to average net assets	2.17	%(e)
Ratio of net investment loss to average net assets	(0.58	)%(e)
Portfolio turnover rate	719.93	%(d)

(a)	For the period June 27, 2011 (commencement of operations) to May 31, 2012.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes the maximum sales charge.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

12

Longview Global Allocation Fund

Notes to the Financial Statements

May 31, 2012

NOTE 1. ORGANIZATION

The Longview Global Allocation Fund (the “Fund”) is an open-end non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Longview Capital Management, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation with capital preservation as a secondary objective.

The Fund’s prospectus provides a description of the Fund’s investment objective, policies and strategies, along with information on the class of shares currently being offered. The Fund currently offers one share class that has a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

13

Longview Global Allocation Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

For the fiscal period ended May 31, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(18,122)	$16,614	$1,508

Redemption Fees - The Fund charges a 2.00% redemption fee for shares redeemed within 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily Net Asset Value (“NAV”) calculation.

Contingent Deferred Sales Charge (“CDSC”) - There is no initial sales charge on purchases of shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees; however, a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed if such shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical securities

•

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

Longview Global Allocation Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Equity securities, including exchange-traded funds and exchange-traded notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair valuation pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange-Traded Funds	$14,732,767	$—	$—	$14,732,767
Exchange-Traded Notes	2,633,898	—	—	2,633,898
Money Market Securities	11,326,093	—	—	11,326,093
Total	$28,692,758	$—	$—	$28,692,758

15

Longview Global Allocation Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period. There were no significant transfers between any levels for the period ended May 31, 2012.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. For the period from June 27, 2011 (commencement of operations) to May 31, 2012, the Adviser earned a fee of $300,761 from the Fund. At May 31, 2012, the Fund owed the Adviser $32,207 for advisory fees.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2013, so that Total Annual Fund Operating Expenses does not exceed 2.20%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, other capital expenditures in accordance with GAAP, and extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). There were no waived or reimbursed advisory fees for the period from June 27, 2011 (commencement of operations) to May 31, 2012.

The waiver and/or reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from June 27, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $34,791 for administrative services provided to the Fund. At May 31, 2012, HASI was owed $3,125 from the Fund for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period from June 27, 2011 (commencement of operations) to May 31, 2012, the Custodian earned fees of $10,728 for custody services provided to the Fund. At May 31, 2012, the Custodian was owed $1,031 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period from June 27, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $35,978 for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. At May 31, 2012, the Fund owed HASI $2,846 for transfer agent services and out-of-pocket expenses.

For the period from June 27, 2011 (commencement of operations) to May 31, 2012, HASI earned fees of $23,194 from the Fund for fund accounting services. At May 31, 2012, HASI was owed $2,083 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing

16

Longview Global Allocation Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the period June 27, 2011 (commencement of operations) to May 31, 2012, the 12b-1 expense incurred by the Fund was $65,382. The Fund owed $7,002 for 12b-1 fees as of May 31, 2012.

Unified Financial Securities, Inc. (“Unified”) acts as the principal distributor of the Fund’s shares. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. For the period ended May 31, 2012, there was $5,851 in sales charges deducted from the proceeds of sales of capital shares. There were no CDSC fees deducted from the redemption of capital shares for the period ended May 31, 2012.

The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law Group TM, serves as legal counsel to the Trust. John H. Lively, Interim Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period ended May 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Purchases	Sales
U.S. Government Obligations	$—	$—
Other	181,438,558	161,785,060

At May 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$701,615
Gross Unrealized (Depreciation)	(1,405,993)

Net Unrealized Depreciation on Investments	$(704,378)

At May 31, 2012, the aggregate cost of securities for federal income tax purposes was $29,397,136 for the Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At May 31, 2012, FOLIOfn Investments, Inc. (“FOLIOfn”) owned, as record shareholder, 89.60% of the outstanding shares of the Longview Global Allocation Fund. The Trust does not know whether FOLIOfn or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Longview Global Allocation Fund.

17

Longview Global Allocation Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2011, an income distribution of $0.0088 per share was made to shareholders of record on December 22, 2011.

The tax characterization of distributions paid for the fiscal period ended May 31, 2012 was as follows:

2012
Distributions paid from:
Ordinary Income	$30,293

$30,293

At May 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(1,577,851)
Unrealized depreciation	(704,378)
Other accumulated losses	(163,479)

Total	$(2,445,708)

The difference between book basis and tax basis unrealized appreciation (depreciation) was attributable primarily to the tax deferral of losses on wash sales of $875,143. Qualified late year losses are certain capital and ordinary losses incurred after October 31 and December 31. For the taxable year ended May 31, 2012, the Fund plans to defer late year losses in the amount of $(163,479).

NOTE 9. CAPITAL LOSS CARRYFORWARD

At May 31, 2012, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,577,851, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. Capital losses generated during the fiscal year ended May 31, 2012 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Capital losses generated in the current year are all short-term in character.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since May 31, 2012, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Longview Global Allocation Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Longview Global Allocation Fund (the “Fund”), a series of the Valued Advisers Trust, as of May 31, 2012, and the related related statements of operations, changes in net assets, and the financial highlights for the period June 27, 2011 (commencement of operations), through May 31, 2012. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Longview Global Allocation Fund as of May 31, 2012, the results of its operations, changes in its net assets, and the financial highlights for the period June 27, 2011 (commencement of operations), through May 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

July 25, 2012

19

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 75, Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 – 2005).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208. ** The Trust consists of 10 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; Chief Executive Officer, The Huntington Strategy Shares since November 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208. ** The Trust consists of 10 series.

20

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 47, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

John H. Lively, 43, Interim Secretary, September 2011 to present.	Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Secretary of Dividend Growth Trust, September 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208. ** The Trust consists of 10 series.

22

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 460-6423 to request a copy of the SAI or to make shareholder inquiries.

23

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information A Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information A Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

24

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 460-6423 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Dr. Merwyn R. Vanderlind

Ira Cohen

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President

Matthew J. Miller, Vice President

William J. Murphy, Principal Financial Officer and Treasurer John

H. Lively, Interim Secretary

INVESTMENT ADVISER

Longview Capital Management LLC

2 Mill Road, Suite 105

Wilmington, DE 19806

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66224

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

25

LSOFX

ANNUAL REPORT

Long Short Advisors
LS Opportunity Fund

May 31, 2012

Long Short | Advisors

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

To Shareholders of the LS Opportunity Fund,

Long Short Advisors launched the LS Opportunity Fund (LSOFX) on September 30, 2010 with the goal of delivering strong returns while also protecting capital with reduced volatility by taking both long (i.e., to profit from an increase in price) and short (i.e., to profit from a decline in price) positions in a portfolio of publicly-traded common stocks. Relying on a fundamental, research-driven process, the Fund strives to build a diversified portfolio with approximately 35-50 long positions and 35-50 short positions in at least

10 industries.

The Fund (LSOFX) was established by the advisory firm, Long Short Advisors, LLC. Independence Capital Asset Partners (ICAP), which is responsible for all day-to-day portfolio management, is the sub-advisor to the Fund. The Fund was established to offer access to the investment strategy of the sub-advisor in a mutual fund format.

Since the Fund’s inception, U.S. Equity markets have risen sharply with the S&P 500 Index (“S&P 500”) gaining 18.86%, while the long-short equity universe as defined by Morningstar* experienced more modest returns, having risen 1.22% during the same time period. The Fund, meanwhile, gained 3.12% (See Chart 1) over the same period.

1

About Independence Capital Asset Partners (ICAP)

As the sub-advisor of a long-short equity strategy, ICAP focuses on performance and risk management. ICAP strives to do what a successful investment manager should do: deliver strong returns while protecting capital with reduced volatility. ICAP, founded in 2004, has an experienced investment team that seeks to always have “more good ideas than capital.” ICAP currently has $470 million in assets under management (05/31/2012), ten investment professionals, and fifteen total employees. ICAP manages fundamentally driven long-short equity portfolios across separate accounts, limited partnerships, and the Fund. ICAP’s focus on a strong operational and compliance culture allows the investment team to maintain a sole focus on investing. For more on ICAP, please visit our website at www.longshortadvisors.com.

The Investment Process

On the long side, the Fund invests primarily in companies whose fundamentals (e.g. growth prospects) combined with attractive valuations, indicate significant upside opportunity relative to downside risk. There will be an emphasis on companies able to generate and sustain high returns on capital, to self-finance growth, and to generate excess cash to enhance shareholder value. Attractive investments include: good franchises that are undergoing significant positive change and “emerging growth” companies with good fundamentals that are addressing unmet, “open-ended” business opportunities with innovative products or services.

On the short side, the Fund takes positions in companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. In addition, the Fund may use short positions in a “pair-trade” format (i.e. a strategy that matches a long position with a short position in two stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility.

The Fund generally reduces or eliminates a position if it (i) has reached an intrinsic value that reflects its current market value, (ii) has been revalued as new research uncovers challenges to assumptions underlying the investment case, or (iii) can be replaced in the portfolio by a better idea.

Management Market Review

From 06/01/2011 until 05/31/2012 (“Period”), a continued stream of modestly improving economic data, a slate of generally upbeat corporate earnings, and continued global monetary easing had pushed the U.S. equity market (as measured by the S&P 500 Index) to May 2008 levels. In fact, the first three months of 2012 actually represented the S&P 500’s best first-quarter performance since 1998.

2

As equity markets advance, it is important to stay mindful of the sustainability of the underlying fundamentals. From our perspective, we are attentive to corporate margins that may be at their cyclical peak. Any contraction in profits may pressure the equity market’s strength. We also remain sensitive to the possibility that the market, having been partially driven by liquidity, may be past the phase of maximum impact of the liquidity provided by the European banks and other Central banks around the world.

The Period ended on a cautious note as pessimism surrounding the strength of the U.S. economic recovery, European debt concerns, and China’s ability to orchestrate a soft landing came to the forefront. In the background, interest rates remained exceptionally accommodative, as central bankers appeared committed to inflating asset prices. Currencies were also remarkably stable despite the uncertainty surrounding the sustainability of the euro.

Management Discussion of Fund Performance

The Fund’s top five long positions at the end of the Period were Liberty Media, Davita, Vertex Pharmaceuticals, Qualcomm, and Williams Partners L.P, while top short concepts included positions in the Industrial and Consumer Discretionary sectors.

Detractors

Underweighting toward the Technology and Financial sectors and a relative overweighting toward the Energy sector contributed to the Fund’s underperformance versus the broad market during the first quarter of 2012. So, too, did the Fund’s short book, which was a detractor due to the strong performing stock market. In addition, two of the Fund’s large, long-term holdings - Williams Partners L.P. and Anadarko Petroleum - underperformed across the Period.

Williams Partners L.P. (WPZ), an integrated natural gas company that explores, produces, transports, sells, and processes natural gas and petroleum products, announced two large acquisitions and two stock offerings during the period that weighed heavy on the share price. The equity issuance was near-term dilutive, but the acquisitions will provide WPZ with up to five years of earnings and dividend growth. More importantly, WPZ’s assets are strategically important to the expansion of the North American natural gas market. While the stock’s near-term performance was disappointing, the long-term company story is still intact.

Anadarko (APC) explores, produces, transports, sells, and processes natural gas and petroleum products. While the company’s exploration success and exploration prospects are the envy of the natural gas industry, its share price languished this period as cyclical low prices overwhelmed the company’s positive developments. We still believe, however, that much value is yet to be harvested in the stock. With that in mind, we more aggressively hedged our exposure to U.S. natural gas by layering in a number of short positions in U.S.-based natural gas producers. This move has mitigated some of the more recent losses caused by the share price decline in APC.

3

Contributors

On the positive side, the Fund benefited from its positions in Healthcare, Education, Consumer Services, and Gaming, and Retail. Medivation (MDVN), a biopharmaceutical company focused on developing small molecule drugs for the treatment of disease, gained sharply during this period, as the company announced good results from its Phase III prostate cancer trials. The company’s post-chemotherapy drug, Enzalutamide, revealed additional data in early February demonstrating that it will be the best-in-class agent as a new treatment for advanced-stage prostate cancer. The data opened the potential for earlier stage prostate cancer treatment, which is a significantly greater opportunity. Although the position was reduced once the expected events were reflected in the market, we will remain alert should MDVN’s pre-chemotherapy compound gain traction.

Novo-Nordisk (NVO), a global leader in the treatment of diabetes, was purchased for the portfolio in September 2011. Strong results and excitement surrounding Degludec, Novo’s next-generation insulin, and Victoza, a best-in-class agent with the potential to treat obesity improved sentiment for the company. We reduced the position as NVO’s share price advanced sharply.

Conservative Net Exposure

As the spring arrived, the global economy began providing a weak backdrop for the financial markets. Developing economies felt a rising pressure to find a balance between growth and fiscal austerity. With economic momentum lacking and policy risks at the forefront, May saw a tremendous global equity sell off with the S&P 500 index having its worst monthly decline in two years. Although limiting the upside of the Fund in the early part of the Period, the Fund’s conservative net exposure along with a focus on companies that we believe would prosper in uncertain economic times proved fortuitous as the relative performance of the Fund held up well during the May equity sell off.

Management Outlook

We perceive three critical risks to the current investing environment: 1) the weakness of the U.S. economic recovery, 2) the continued fragility of the European Monetary Union, and 3) the slowdown of the Chinese economy.

Here at home, the recovery is the weakest in post-depression history. By current appearances, job growth is muted and unemployment will persist at abnormally high levels for a long time. After a series of stronger first-quarter economic reports, the weaker data we witnessed in April adds credence to the theory that the U.S. economy is stalling. We are tracking these data points closely in shaping the portfolio.

4

In Europe, long-term refinancing operations implemented during the Period seemingly postponed financial Armageddon by providing liquidity to the financial sector. Unfortunately, nothing was done to improve the spiraling debt, and Europe remains mired in a slow, economically depressed state. While we have seen a rolling turnover of governments across the continent, we believe it will take more than the revolving doors of politics to alter the inevitable slow death of the euro. Pressure will build, as austerity measures crimp growth, deficits continue to grow, and the emergency financial measures deplete. While the timing is uncertain, we expect another bout of turmoil in Europe.

China - the primary engine of world growth since 2004 - is attempting to address the excesses that have built up within the country’s economy, not least of which includes bubbles in housing and infrastructure, as it transforms itself from an export-led economy to a consumer-driven one. This transition has significant investment implications in our opinion and should present a number of interesting investment opportunities going forward.

All in, despite, and in some cases because of the macroeconomic risks, we have identified numerous investment opportunities from both a long and a short perspective. To that end, we plan to further deploy capital into a number of areas as we continually strive to make the Fund a success. We look forward to sharing more insights on these ideas in future communications.

Positioning the LS Opportunity Fund in a Portfolio

In an attempt to reduce equity market exposure, an investor can introduce short positions to a portfolio of long positions. The reduction is calculated by subtracting the percentage of short positions from the percentage of long positions. The difference is the percentage net exposure. The lower the percentage, the lower the investors exposure to the market. An investment in the S&P 500 would be said to have a net exposure of 100% as there are no short positions in the S&P 500. By adding a 30% short position to the S&P 500 investment, the investor would have reduced the market exposure and be said to have a net exposure of 70% (100% - 30% = 70%). As a long-short strategy, the Fund will have a total net exposure of less than 100%. Since inception, the Fund has had an average total net exposure (average of the month end values) of 50.4%, with a net exposure range of 26.3% to 65.8% (See Chart 2). The May 31, 2012 month end net exposure was 33.4% (See Chart 3).

5

Chart 3 - Sector Exposures (05/31/2012)	Long	Short	Gross	Net
Consumer Discretionary	27.96%	-9.96%	37.92%	18.00%
Consumer Staples	1.75%	-0.54%	2.29%	1.21%
Energy	8.78%	-3.59%	12.37%	5.19%
Financials	6.92%	-2.70%	9.62%	4.22%
Health Care	18.53%	-3.97%	22.50%	14.56%
Industrials	4.29%	-6.38%	10.67%	-2.09%
Information Technology	9.00%	-4.93%	13.93%	4.07%
Materials	2.14%	-2.89%	5.03%	-0.75%
Unclassified	1.92%	-12.85%	14.77%	-10.93%
Utilities	0.00%	-0.10%	0.10%	-0.10%
Total	81.29%	-47.91%	129.20%	33.38%

6

Adding an investment with reduced net exposure does not necessarily produce diversification benefits. An investor may also want to review the standard deviation (a common measure of volatility), maximum drawdown, and correlation of the investment to the other investments in the portfolio. Over recent years, investor behavior has expanded from portfolio volatility analysis to include the analysis of the volatility of the underlying positions. As can be seen in Chart 4, the Fund offers approximately half the volatility (standard deviation) of the S&P 500 with a reduced maximum drawdown. Furthermore, the Fund has a reduced correlation to the S&P 500 while the Morningstar Long-Short Universe as a whole has a higher correlation to the S&P 500. Consequently, both an equity portfolio with only long positions and an equity portfolio with a long-short equity component may still benefit from the addition of the Fund.

Chart 4 - Risk Statistics (05/31/2012)	Standard Deviation	Max Drawdown	Beta To S&P 500	Correlation to S&P 500
LS Opportunity Fund (LSOFX)	8.95%	-11.34%	0.48	0.82
Morningstar L/S Universe	7.65%	-9.82%	0.50	0.99
S&P 500	15.09%	-16.26%	1.00	1.00

Eating our Own Cooking

Long Short Advisors believes one of the greatest risk mitigation tools for any investment strategy is for the management team to be invested alongside their investors.

Employees, their families, and related entities of the Advisor; (Long Short Advisors) and the Sub-Advisor (Independence Capital Asset Partners), as of May 31, 2012, own 280,206 shares of the Fund.

Please refer to the Fund’s prospectus for a full description of the investment strategy and for more information about the Fund. You may obtain a current copy of the Fund’s prospectus by calling 1.877.366.6763.

Thank you for choosing the LS Opportunity Fund as a place to invest your assets. We appreciate your trust in us to protect and grow your capital.

“Don’t Time the Market, Invest in It”

7

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The benchmark index may or may not hold substantially similar securities to those held by the Fund, and correlation may b e high or low between the Fund returns and that of the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with management of an actual portfolio. The return for the Index includes gross dividends reinvested into the index. The Morningstar L/S Universe is a proprietary Morningstar category grouping of like strategies in a given category based on their portfolio statistics and compositions to help investors and investment professionals make meaningful comparisons between funds. The universe comparison is a grouping of investment strategies as categorized by Morningstar that may or may not hold substantially similar securities to those held by the Fund, and thus little correlation may exist between the Fund returns and that of the Index. The Universe is not available for direct investment. Standard Deviation - A measure of the dispersion of a set of data from its mean. Max Drawdown - The peak-to-trough decline during a specific record period of an investment. Beta - A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Correlation - A statistical measure of how two securities move in relation to each other. Diversification does not ensure a profit or guarantee against loss.

8

Investment Results

Total Returns*

(For the fiscal year ended May 31, 2012)

	Average
		Annual Return
	One Year	Since Inception (September 30, 2010)
LS Opportunity Fund	-9.92%	1.87%
S&P 500® Index**	-0.43%	10.91%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 30, 2011, were 3.76% of average daily net assets (2.50% after fee waivers and expense reimbursements by the Advisor.) Long Short Advisors, LLC (the “Advisor”) contractually has agreed to cap certain operating expenses of the fund until September 30, 2013. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-336-6763.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions, if any.
**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representa- tive of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

9

The chart above assumes an initial investment of $10,000 made on September 30, 2010 (commencement of Fund operations) and held through May 31, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-336-6763. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

10

FUND HOLDINGS - (Unaudited)

Sector Exposure (5/31/2012)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	27.96%	-9.96%	37.92%	18.00%
Consumer Staples	1.75%	-0.54%	2.29%	1.21%
Energy	8.78%	-3.59%	12.37%	5.19%
Financials	6.92%	-2.70%	9.62%	4.22%
Health Care	18.53%	-3.97%	22.50%	14.56%
Industrials	4.29%	-6.38%	10.67%	-2.09%
Information Technology	9.00%	-4.93%	13.93%	4.07%
Materials	2.14%	-2.89%	5.03%	-0.75%
Unclassified	1.92%	-12.85%	14.77%	-10.93%
Utilities	0.00%	-0.10%	0.10%	-0.10%
Total	81.29%	-47.91%	129.20%	33.38%

The LS Opportunity Fund seeks to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

AVAILABILITY OF PORTFOLIO SCHEDULE - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2011 to May 31, 2012.

11

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LS Opportunity Fund	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period Ended May 31, 2012*
Actual	$1,000.00	$998.43	$16.07
Hypothetical** (5% return before expenses)	$1,000.00	$1,008.91	$16.16

*	Expenses are equal to the Fund’s annualized expense ratio of 3.22%, multiplied by the average account value over the period, multiplied by 183/366.
**	Assumes a 5% return before expenses.

12

LS Opportunity Fund

Schedule of Investments

May 31, 2012

	Shares	Fair Value
Common Stocks - Long - Domestic - 76.52%
Consumer Discretionary - 27.62%
Amazon.com, Inc. (a) (b)	2,748	$585,077
Charter Communications, Inc. - Class A (a) (b)	18,172	1,139,384
Deckers Outdoor Corp. (a)	7,837	436,286
Family Dollar Stores, Inc. (b)	11,312	766,388
Foot Locker, Inc	16,700	530,058
Liberty Global, Inc. - Class A (a) (b)	20,920	966,504
Liberty Interactive Corp. - Class A (a) (b)	43,714	732,647
Liberty Media Corp. - Liberty Capital - Class A (a) (b)	43,584	3,694,616
NIKE, Inc. - Class B (b)	7,661	828,767
Ryland Group, Inc. / The (b)	37,519	838,925
Sally Beauty Holdings, Inc. (a) (b)	28,655	757,352
Starbucks Corp	11,765	645,781
TripAdvisor, Inc. (a) (b)	19,044	816,607
Wyndham Worldwide Corp. (b)	15,250	759,450

		13,497,842

Consumer Staples - 1.75%
Monster Beverage Corp. (a)	11,777	855,010

Energy - 6. 27%
Anadarko Petroleum Corp. (b)	16,821	1,026,081
Atwood Oceanics, Inc. (a)	5,883	224,789
Peabody Energy Corp	15,674	366,145
Schlumberger Limited (b)	18,908	1,195,931
Valero Energy Corp	11,778	248,516

		3,061,462

Financials - 6.92%
American International Group, Inc. (a) (b)	30,149	879,748
Capital One Financial Corp. (b)	19,600	1,006,852
JPMorgan Chase & Co	7,837	259,797
Ocwen Financial Corp. (a) (b)	58,883	943,894
Zillow, Inc. (a)	7,380	289,148

		3,379,439

See accompanying notes which are an integral part of these financial statements.

13

LS Opportunity Fund

Schedule of Investments

May 31, 2012 - continued

	Shares	Fair Value
Common Stocks - Long - Domestic - 76.52% - continued
Health Care - 18.53%
ABIOMED, Inc. (a)	1,139	$23,156
Celgene Corp. (a) (b)	10,728	732,186
Conceptus, Inc. (a)	15,697	264,337
DaVita, Inc. (a) (b)	22,911	1,861,519
Edwards Lifesciences Corp. (a) (b)	11,774	1,005,146
Express Scripts Holding Company (a) (b)	15,545	811,294
MAKO Surgical Corp. (a)	7,850	178,273
Medivation, Inc. (a) (b)	12,837	1,081,260
NuVasive, Inc. (a)	34,209	675,970
Threshold Pharmaceuticals, Inc. (a)	7,546	55,312
UnitedHealth Group, Inc. (b)	15,345	855,791
Vertex Pharmaceuticals, Inc. (a) (b)	25,128	1,508,685

		9,052,929

Industrials - 4.29%
DigitalGlobe, Inc. (a)	18,588	300,382
KBR, Inc.	5,889	149,993
Owens Corning, Inc. (a)	16,202	499,994
Spirit AeroSystems Holdings, Inc. - Class A (a) (b)	23,488	541,868
Union Pacific Corp	448	49,907
Verisk Analytics, Inc. - Class A (a)	11,573	554,347

		2,096,491

Information Technology - 9.00%
Apple, Inc. (a) (b)	2,063	1,191,857
Audience, Inc. (a)	11,928	211,364
MasterCard, Inc. - Class A (b)	1,792	728,466
QUALCOMM, Inc. (b)	21,820	1,250,504
Skyworks Solutions, Inc. (a)	24,123	647,944
Tangoe, Inc. (a)	19,045	367,759

		4,397,894

Materials - 2.14%
Monsanto Company	13,566	1,047,295

TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $35,628,619)		37,388,362

See accompanying notes which are an integral part of these financial statements.

14

LS Opportunity Fund

Schedule of Investments

May 31, 2012 - continued

	Shares	Fair Value
Common Stocks - Long International - 0.34%
Consumer Discretionary - 0.34%
Imax Corp. (a)	7,851	$166,755

TOTAL COMMON STOCKS - LONG - INTERNATIONAL (Cost $192,439)		166,755

TOTAL COMMON STOCKS - LONG - DOMESTIC & INTERNATIONAL (Cost $35,821,058)		37,555,117

Master Limited Partnerships - 2.51%
Williams Partners, L.P. (b)	23,168	1,225,587

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,158,601)		1,225,587

Investment Companies - 1.92%
SPDR Gold Trust (a) (b)	6,200	940,044

TOTAL INVESTMENT COMPANIES (Cost $941,290)		940,044

TOTAL INVESTMENTS-LONG (Cost $37,920,949) - 81.29%		39,720,748

TOTAL INVESTMENTS-SHORT (Proceeds Received $24,046,715) - (47.91%)		(23,409,831)

Cash & other assets less liabilities - 66.62%		32,553,102

TOTAL NET ASSETS - 100.00%		$48,864,019

(a)	Non-income producing.
(b)	All or a portion of this security is held for collateral for securities sold short. The total fair value of this collateral on May 31, 2012 is $28,808,663.

See accompanying notes which are an integral part of these financial statements.

15

LS Opportunity Fund

Schedule of Securities Sold Short

May 31, 2012

	Shares	Fair Value
Securities Sold Short - Domestic - (32.43%)
Consumer Discretionary - (9.23%)
Apollo Group, Inc. - Class A	(6,047)	$(192,416)
Coach, Inc.	(8,173)	(551,269)
Coinstar, Inc.	(10,197)	(626,402)
Dish Network Corp. - Class A	(6,532)	(183,157)
Dollar General Corp.	(5,254)	(256,973)
Gannett Co., Inc.	(13,065)	(170,629)
Goodyear Tire & Rubber Company / The	(6,538)	(68,322)
Hibbett Sports, Inc.	(2,386)	(133,688)
Home Depot, Inc. / The	(8,781)	(433,255)
Kohl’s Corp.	(5,108)	(234,049)
McDonald’s Corp.	(6,537)	(584,016)
PVH Corp.	(2,613)	(211,653)
Ralph Lauren Corp.	(3,265)	(485,832)
Scholastic Corp.	(3,925)	(105,779)
Staples, Inc.	(5,050)	(66,357)
Strayer Education, Inc.	(1,374)	(123,454)
Wolverine World Wide, Inc.	(1,910)	(81,194)

		(4,508,445)

Consumer Staples - (0.54%)
Estee Lauder Companies, Inc. / The - Class A	(4,905)	(265,606)

Energy - (3.59%)
Apache Corp.	(6,539)	(532,144)
Dresser-Rand Group, Inc.	(1,611)	(70,691)
EOG Resources, Inc.	(5,270)	(523,311)
Murphy Oil Corp.	(6,532)	(304,522)
Newfield Exploration Company	(10,878)	(325,905)

		(1,756,573)

Financials - (2.22%)
Franklin Resources, Inc.	(3,270)	(349,203)
Goldman Sachs Group Inc. / The	(5,162)	(494,003)
Moody’s Corp.	(6,539)	(239,262)

		(1,082,468)

See accompanying notes which are an integral part of these financial statements.

16

LS Opportunity Fund

Schedule of Securities Sold Short

May 31, 2012 - continued

	Shares	Fair Value
Securities Sold Short - Domestic - (32.43%) - continued
Health Care - (3.97%)
CareFusion Corp.	(3,271)	$(79,289)
Cigna Corp.	(6,532)	(286,820)
Eli Lilly & Company	(10,695)	(437,960)
Magellan Health Services, Inc.	(5,077)	(214,097)
Masimo Corp.	(1,635)	(30,754)
PSS World Medical, Inc.	(4,907)	(99,269)
Quest Diagnostics, Inc.	(11,317)	(643,937)
STERIS Corp.	(4,890)	(146,015)

		(1,938,141)

Industrials - (5.93%)
ACCO Brands Corp.	(2,671)	(24,359)
Corporate Executive Board Company / The	(3,946)	(143,398)
Emerson Electric Co.	(11,003)	(514,610)
FTI Consulting, Inc.	(9,839)	(310,617)
General Dynamics Corp.	(2,615)	(167,386)
Harsco Corp.	(3,979)	(79,978)
Rockwell Collins, Inc.	(4,905)	(247,065)
Stericycle, Inc.	(4,491)	(391,885)
United Stationers, Inc.	(3,898)	(98,425)
United Technologies Corp.	(9,543)	(707,232)
Waste Management, Inc.	(6,538)	(212,093)

		(2,897,048)

Information Technology - (4.74%)
Avnet, Inc.	(3,266)	(99,580)
Cisco Systems, Inc.	(16,356)	(267,093)
EMC Corp.	(6,444)	(153,689)
Exlservice Holdings, Inc.	(6,532)	(141,548)
F5 Networks, Inc.	(4,906)	(507,673)
Hewlett-Packard Company	(3,121)	(70,784)
International Business Machines Corp. (IBM)	(3,192)	(615,737)
Jive Software, Inc.	(5,148)	(86,229)
ManTech International Corp. - Class A	(5,238)	(114,188)
Rovi Corp.	(6,532)	(159,577)
Western Digital Corp.	(3,265)	(102,488)

		(2,318,586)

See accompanying notes which are an integral part of these financial statements.

17

LS Opportunity Fund

Schedule of Securities Sold Short

May 31, 2012 - continued

	Shares	Fair Value
Securities Sold Short - Domestic - (32.43%) - continued
Materials - (2.11%)
Commercial Metals Company	(6,532)	$(76,294)
Ecolab, Inc.	(4,933)	(311,815)
Freeport-McMoRan Copper & Gold, Inc.	(13,061)	(418,474)
MeadWestvaco Corp.	(8,097)	(222,668)

		(1,029,251)

Utilities - (0.10%)
WGL Holdings, Inc.	(1,306)	(50,869)

TOTAL SECURITIES SOLD SHORT-DOMESTIC (Proceeds Received $16,627,658)		(15,846,987)

See accompanying notes which are an integral part of these financial statements.

18

LS Opportunity Fund

Schedule of Securities Sold Short

May 31, 2012 - continued

	Shares	Fair Value
Securities Sold Short - International - (2.63%)
Consumer Discretionary - (0.73%)
Autoliv, Inc.	(6,123)	$(353,971)

Financials - (0.48%)
Deutsche Bank AG	(6,535)	(235,129)

Industrials - (0.45%)
Canadian Pacific Railway Limited	(3,009)	(221,131)

Information Technology - (0.19%)
Accenture PLC - Class A	(1,644)	(93,872)

Materials - (0.78%)
Syngenta AG(a)	(3,222)	(207,207)
Vale SA(a)	(9,389)	(171,913)

		(379,120)

TOTAL SECURITIES SOLD SHORT - INTERNATIONAL (Proceeds Received $1,396,680)		(1,283,223)

TOTAL SECURITIES SOLD SHORT - DOMESTIC & INTERNATIONAL (Proceeds Received $18,024,338)		(17,130,210)

Investment Companies - (12.85%)
iShares Barclays 20+ Year Treasury Bond Fund	(4,704)	(600,230)
Powershares QQQ Trust, Series 1	(20,372)	(1,264,286)
SPDR Dow Jones Industrial Average ETF Trust	(12,111)	(1,498,131)
SPDR S&P 500 ETF Trust	(22,184)	(2,916,974)

TOTAL INVESTMENT COMPANIES (Proceeds Received - $6,022,377)		(6,279,621)

TOTAL SECURITIES SOLD SHORT - DOMESTIC, INTERNATIONAL, & INVESTMENT COMPANIES (PROCEEDS RECEIVED $24,046,715) - (47.91%)		$(23,409,831)

(a)	American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

19

LS Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments in securities, at value (cost $37,920,949)	$39,720,748
Cash	33,338,084
Receivable for investments sold	916,905
Receivable for Fund shares purchased	150,000
Prepaid expenses	16,345
Dividends receivable	22,134
Tax reclaims receivable (Cost $2,604)	2,576

Total assets	74,166,792

Liabilities
Investment securities sold short, at value (proceeds $24,046,715)	23,409,831
Payable to Advisor (a)	89,471
Payable for investments purchased	1,651,755
Payable for Fund shares redeemed	87,483
Dividend expense payable on short positions	33,799
Payable to administrator, fund accountant and transfer agent (a)	12,193
Payable to trustees and officers	1,438
Payable to custodian	4,852
Other accrued expenses	11,951

Total liabilities	25,302,773

Net Assets	$48,864,019

Net Assets consist of:
Paid in capital	$50,605,293
Undistributed net investment income (loss)	(344,407)
Accumulated net realized gain (loss)	(3,833,522)
Net unrealized appreciation (depreciation) on:
Investment securities	2,436,683
Foreign currency	(28)

Net Assets	$48,864,019

Shares outstanding (unlimited number of shares issued and authorized; no par value)	4,748,281

Net asset value and offering price per share	$10.29

Minimum redemption price per share (b) (NAV * 98%)	$10.08

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

20

LS Opportunity Fund

Statement of Operations

For the fiscal year ended May 31, 2012

Investment Income
Dividend income (net of withholding tax $3,133)	$403,450

Total Income	403,450

Expenses
Investment Advisor fee (a)	729,741
Custodian expenses (a)	48,268
Fund accounting expenses (a)	46,718
Transfer agent expenses (a)	42,209
Administration expenses (a)	40,082
Registration expenses	29,151
Legal expenses	17,450
Audit expenses	15,000
Report printing expense	10,367
Trustee expenses	7,306
Insurance expense	3,934
Pricing expenses	3,914
Offering costs	3,839
24f-2 expense	3,427
Miscellaneous expenses	2,750
Other expense - short sale & interest expense	50,162
Dividend expense on securities sold short	224,072

Total Expenses	1,278,390
Fees recouped by the Advisor (a)	39,805

Net operating expenses	1,318,195

Net Investment Loss	(914,745)

See accompanying notes which are an integral part of these financial statements.

21

LS Opportunity Fund

Statement of Operations

For the fiscal year ended May 31, 2012 - continued

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	$(2,859,579)
Short securities	(752,592)
Foreign currency	1,754
Change in unrealized appreciation (depreciation) on:
Investment securities	(37,190)
Short securities	1,021,485
Foreign currency	(33)

Net realized and unrealized gain (loss) on investments and foreign currency	(2,626,155)

Net increase (decrease) in net assets resulting from operations	$(3,540,900)

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

22

LS Opportunity Fund

Statements of Changes In Net Assets

	For the Fiscal Year Ended May 31, 2012	For the Period Ended May 31, 2011(a)
Operations
Net investment loss	$(914,745)	$(204,286)
Net realized gain (loss) on investment securities, short securities, and foreign currency	(3,610,417)	208,652
Change in unrealized appreciation on investments, short securities, and foreign currency	984,262	1,452,393

Net increase (decrease) in net assets resulting from operations	(3,540,900)	1,456,759

Distributions
From net realized gain	(104,580)	—

Total distributions	(104,580)	—

Capital Share Transactions
Proceeds from shares sold	41,955,077	19,607,202
Reinvestment of distributions	102,860	—
Amount paid for shares redeemed	(9,923,887)	(692,036)
Proceeds from redemption fees collected	340	3,184

Net increase in net assets resulting from share transactions	32,134,390	18,918,350

Total Increase in Net Assets	28,488,910	20,375,109

Net Assets
Beginning of period	20,375,109	—

End of period	$48,864,019	$20,375,109

Undistributed net investment income (loss) included in net assets at end of period	$(344,407)	$8,055

Capital Share Transactions
Shares sold	3,900,659	1,842,851
Shares issued in reinvestment of distributions	10,045	—
Shares redeemed	(942,353)	(62,921)

Net increase from capital share transactions	2,968,351	1,779,930

(a)	For the period September 30, 2010 (Commencement of Operations) to May 31, 2011.

See accompanying notes which are an integral part of these financial statements.

23

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Fiscal Year Ended May 31, 2012		For the Period Ended May 31, 2011 (a)
Selected Per Share Data
Net asset value, beginning of period	$11.45		$10.00

Income from investment operations:
Net investment income (loss) (b)	(0.23)		(0.17)
Net realized and unrealized gain (loss)	(0.91)		1.62

Total from investment operations	(1.14)		1.45

Less Distributions to Shareholders:
From net realized gain	(0.02)		—

Redemption Fees (c)	—		—

Net asset value, end of period	$10.29		$11.45

Total Return (d)(e)	(9.92)%		14.50	%(f)
Ratios and Supplemental Data
Net assets, end of period (000)	$48,864		$20,375
Ratio of expenses to average net assets	3.16	%(h)	2.99	%(g)(h)
Ratio of expenses to average net assets before waiver & reimbursement/recoupment by Advisor	3.06	%(h)	4.25	%(g)(h)
Ratio of net investment loss to average net assets	(2.19)%		(2.25	)%(g)
Portfolio turnover rate	444.62%		199.48	%(f)

(a)	For the period September 30, 2010 (Commencement of Operations) through May 31, 2011.
(b)	Per share net investment loss has been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Shareholders redeeming shares held less than sixty days have a lower total return due to the effect of the 2% redemption fee.
(f)	Not Annualized.
(g)	Annualized.
(h)	Includes dividend and interest expense of 0.66% for 2012 and 0.49% for 2011.

See accompanying notes which are an integral part of these financial statements.

24

LS Opportunity Fund

Notes to the Financial Statements

May 31, 2012

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment Advisor is Long Short Advisors, LLC (the “Advisor”). The Advisor has retained Independence Capital Asset Partners, LLC (the “Sub-Advisor”) to serve as Sub-Advisor to provide portfolio management and related services to the Fund. The Sub-Advisor receives a fee from the Advisor (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all open tax years.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

25

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The Last In, First Out (“LIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions from Limited Partnerships are recognized on the ex-date. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees - The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translations - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

26

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended May 31, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss from Investments
LS Opportunity Fund	$(439,702)	$562,283	$(122,581)

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including Exchange Traded Funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account

27

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash for the Fund was $22,536,112 as of May 31, 2012.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical securities

•

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

28

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, investment companies, American Depositary Receipts, and limited partnerships are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Call and put options that the Fund invests in are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities. The Fund did not invest in any options during the current fiscal year.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

29

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$37,555,117	$—	$—	$37,555,117
Master Limited Partnerships	1,225,587	—	—	1,225,587
Investment Companies	940,044	—	—	940,044

Total	$39,720,748	$—	$—	$39,720,748

*	Refer to Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$(17,130,210)	$—	$—	$(17,130,210)
Investment Companies	(6,279,621)	—	—	(6,279,621)

Total	$(23,409,831)	$—	$—	$(23,409,831)

*	Refer to Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between any Levels for the year ended May 31, 2012.

30

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average net assets. For the fiscal year ended May 31, 2012, the Advisor earned a fee of $729,741 from the Fund before the recoupment described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) so that total expenses do not exceed 2.50% of net assets. For the fiscal year ended May 31, 2012, the Advisor recouped fees of $39,805. At May 31, 2012, the Advisor was owed $89,471 from the Fund for advisory services. The waiver and/or reimbursement by the Advisor with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above. The amount subject to repayment by the Fund pursuant to the aforementioned conditions at May 31, 2012 was:

Amount	Recoverable through May 31,
$75,065	2014

The Advisor has retained the Sub-Advisor to provide portfolio management and related services to the Fund. The Sub-Advisor receives a fee from the Advisor (not the Fund) for these services. The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended May 31, 2012, HASI earned fees of $40,082 for administrative services provided to the Fund. At May 31, 2012, the Fund owed HASI $3,582 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. A trustee of the Trust is a member of management of HASI. HASI operates as a wholly- owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

31

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended May 31, 2012, HASI earned fees of $42,209 from the Fund for transfer agent services. For the fiscal year ended May 31, 2012, HASI earned fees of $46,718 from the Fund for fund accounting services. At May 31, 2012, the Fund owed HASI $3,468 for transfer agent services and $5,143 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2012. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law Group, serves as legal counsel to the Trust. John H. Lively, Interim Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended May 31, 2012, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases
U.S. Government Obligations	$—
Other	161,232,651
Sales
U.S. Government Obligations	$—
Other	135,967,023

At May 31, 2012, the appreciation (depreciation) of investments, net of proceeds for investment securities sold short, for tax purposes was as follows:

Amount
Gross Appreciation	$3,654,160
Gross (Depreciation)	(1,696,906)

Net Appreciation	$1,957,254

At May 31, 2012, the aggregate cost of securities, net of proceeds for investment securities sold short, for federal income tax purposes, was $14,353,663.

32

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At May 31, 2012, National Financial Services, Inc. owned, as record shareholder, 39.11% and Charles Schwab owned, as record shareholder, 26.23% of the outstanding shares of the LS Opportunity Fund. The Trust does not know whether National Financial Services, Inc. or Charles Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the LS Opportunity Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2011, a short-term capital gain of $0.0237 per share was made to shareholders of record on December 20, 2011.

The tax characterization of distributions for the fiscal periods ended May 31, 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$104,580	$—

	$104,580	$—

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

33

LS Opportunity Fund

Notes to the Financial Statements - continued

May 31, 2012

NOTE 10. TAX COMPONENTS OF CAPITAL

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation (depreciation)	$1,957,254
Short term capital loss carryforward without expiration	(2,119,548)
Other accumulated losses	(1,566,437)

$(1,728,731)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash losses, partnerships, unamortized organization costs, and grantor trusts.

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

	Late Year Ordinary Loss	Post-October Capital Losses
LS Opportunity Fund	$414,838	$1,151,571

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

LS Opportunity Fund

(Valued Advisers Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of LS Opportunity Fund, (the “Fund”), a series of the Valued Advisers Trust, as of May 31, 2012, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period ended May 31, 2011, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LS Opportunity Fund as of May 31, 2012, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

July 25, 2012

35

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 75 Independent Trustee, August 2008 to present.	Retired; Consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

Ira Cohen, 53 Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present); Senior Vice President, Dealer Services / Institutional Services, AIM Investment Services, Inc. (1992 - 2005).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 10 series.

36

TRUSTEES AND OFFICERS - continued

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47 Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services / The Winsbury Company October 1993 to June 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 10 series.

37

TRUSTEES AND OFFICERS - continued

The following table provides information regarding the Officers of the Trust - continued:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 47 Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer, Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 51 Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Advisor Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

38

TRUSTEES AND OFFICERS - continued

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Carol J. Highsmith, 47 Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36 Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, 49 Principal Financial Officer and Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

John H. Lively, 43 Interim Secretary, September 2011 to present.	Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Secretary of Dividend Growth Trust, September 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust consists of 10 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 336-6763 to request a copy of the SAI or to make shareholder inquiries.

39

At the quarterly meeting of the Board of Trustees (the “Board”) of the Trust that was held on March 6-7, 2012, the Trustees, including a majority of the trustees who are not parties to the agreements or interested persons of any party to any of the agreements (the “Independent Trustees”), unanimously approved the renewal of the investment advisory agreement between the Trust and Long Short Advisors, LLC (“LSA” or “Adviser”) with respect to the LS Opportunity Fund (the “LS Fund” or “Fund”) and the renewal of the sub-advisory agreement between LSA and Independence Capital Asset Partners, LLC (“ICAP” or “Sub-Adviser”).

The Board specifically discussed the arrangements between LSA and the Trust with respect to the LS Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the advisory agreement (“Advisory Agreement”). Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Advisory Agreement, including the following material factors:

(i) the nature, extent, and quality of the services provided by LSA, including its oversight of ICAP; (ii) the investment performance of the LS Fund; (iii) the costs of the services to be provided and anticipated profits to be realized by LSA from the relationship with the LS Fund; (iv) the extent to which economies of scale would be realized if the LS Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the LS Fund’s investors; and (vi) LSA’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the LS Fund and its shareholders by LSA; (ii) quarterly assessments of the investment performance of the LS Fund by personnel of LSA; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the LS Fund and LSA; (vi) disclosure information contained in the registration statement of the Trust with respect to the LS Fund and the Form ADV of LSA; (vii) information on relevant developments in the mutual fund industry and how the LS Fund and/or LSA are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about LSA, including financial information, a description of personnel and the services provided to the LS Fund, information on investment advice, performance, summaries of LS Fund expenses, compliance program,

40

current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; (iii) the anticipated effect of size on the LS Fund’s performance and expenses; and (iv) benefits to be realized by LSA from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the Advisory Agreement, the Board considered numerous factors, including:

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered LSA’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by LSA to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered LSA’s continuity of, and commitment to retain, qualified personnel and LSA’s commitment to maintain and enhance its resources and systems, the commitment of LSA’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and LSA’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered LSA’s personnel, including the education and experience of LSA’s personnel. After considering the foregoing information and further information in the Meeting materials provided by LSA (including LSA’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by LSA were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and LSA, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of LSA’s management of the Fund with its investment objective, strategies, and limitations. The Trustees considered the performance of other accounts managed by the Fund’s sub-adviser. The Trustees also compared the short- term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisers. The Trustees noted that the Fund’s performance, in the periods since the Fund’s inception, was better than some of its peers and worse than others, but generally comparable to most of its peers. After reviewing and discussing the investment performance of the Fund further, LSA’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and LSA was satisfactory.

41

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by LSA from the relationship with the Fund, the Trustees considered: (1) the Fund’s financial condition; (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for LSA in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee, while it was among the higher in its peer group, the net expense ratios were comparable to that of the peer averages and median expense ratios as a result of LSA’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to LSA by the Fund and the profits to be realized by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses feel below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than LSA. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5.

Possible conflicts of interest. In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or LSA’s other accounts; and the substance and administration of LSA’s code of ethics. The Trustees also considered

42

disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. Based on the foregoing, the Board determined that LSA’s standards and practices of LSA relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Having considered these factors and additional information provided to the Board in advance of the meeting, the Board of Trustees determined that the Advisory Agreement is fair and in the best interests of the Fund and its shareholders and unanimously approved the appointment of the Adviser to serve as the investment Adviser to the Fund under the terms and conditions set forth in the Advisory Agreement.

The Board then reviewed and discussed the approval of the Sub-advisory Agreement between LSA and ICAP.

The Board discussed the arrangements between LSA and ICAP with respect to the LS Fund. Counsel directed the Board back to his memorandum from Counsel that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the sub-advisory agreement (“Sub-Advisory Agreement”). Counsel reminded the Trustees of the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Sub-Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by ICAP ; (ii) the investment performance of the LS Fund; (iii) the costs of the services to be provided and profits to be realized by ICAP from the relationship with LSA; (iv) the extent to which economies of scale would be realized if the LS Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the LS Fund’s investors; (v) ICAP’s practices regarding brokerage and portfolio transactions; and (vi) ICAP’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board was provided with information and reports relevant to the annual renewal of the Sub-Advisory Agreement, including: (i) reports regarding the services and support provided to the LS Fund and its shareholders by ICAP; (ii) compliance and audit reports concerning the LS Fund and ICAP; (vi) disclosure information contained in the registration statement of the Trust with respect to the LS Fund and the Form ADV of ICAP; (vii) information on relevant developments in the mutual fund industry and how ICAP is responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without

43

limitation: (i) documents containing information about ICAP, including financial information, a description of personnel and the services provided to the LS Fund, information on investment advice, performance, summaries of LS Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; (iii) the anticipated effect of size on the LS Fund’s performance and expenses; and (iv) benefits to be realized by ICAP from its relationship with LSA. The Board did not identify any particular information that was most relevant to its consideration to approve the Sub-Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the agreement, the Board considered numerous factors, including:

1.	The nature, extent, and quality of the services to be provided by the Sub-Adviser. In this regard, the Board considered ICAP’s responsibilities under the Sub-Advisory Agreement. The Trustees considered the services being provided by ICAP to the LS Fund , (including, without limitation: the quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered ICAP’s continuity of, and commitment to retain, qualified personnel and ICAP’s commitment to maintain and enhance its resources and systems, the commitment of ICAP’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and ICAP’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered ICAP’s personnel, including the education and experience of ICAP’s personnel. After considering the foregoing information and further information in the Meeting materials provided by ICAP (including ICAP’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by ICAP were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and ICAP, the Trustees compared the short-term performance of the Fund with the performance of funds with similar objectives managed by other investment sub-advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of ICAP’s management of the Fund with its investment objective, strategies, and limitations. The Trustees considered the performance of other accounts managed by ICAP. The Trustees also compared the short- term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisers. The Trustees noted that the Fund’s performance, in

44

the periods since the Fund’s inception, was better than some of its peers and worse than others, but generally comparable to most of its peers. After reviewing and discussing the investment performance of the Fund further, ICAP’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and ICAP was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by ICAP from the relationship with the Fund, the Trustees considered: (1) the Fund’s financial condition; (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by ICAP regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for ICAP in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee, while it was among the higher in its peer group, the net expense ratios were lower than the peer averages and median expense ratios as a result of ICAP’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to ICAP by the Fund and the profits to be realized by ICAP, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by ICAP.

4.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with ICAP. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses feel below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than ICAP. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by ICAP.

45

5.	Possible conflicts of interest. In considering ICAP’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or ICAP’s other accounts; and the substance and administration of ICAP’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to ICAP’s potential conflicts of interest. Based on the foregoing, the Board determined that ICAP’s standards and practices of ICAP relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Having considered these factors and additional information provided to the Board in advance of the meeting, the Board of Trustees determined that the Sub-Advisory Agreement is fair and in the best interests of the Fund and its shareholders and unanimously approved the appointment of the Sub-Adviser.

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
R. Jeffrey Young, Chairman	PUBLIC ACCOUNTING FIRM
Dr. Merwyn R. Vanderlind	Cohen Fund Audit Services, Ltd.
Ira Cohen	800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145
OFFICERS
R. Jeffrey Young, Principal Executive	LEGAL COUNSEL
Officer and President	The Law Offices of John H. Lively &
John C. Swhear, Chief Compliance	Associates, Inc.,
Officer, AML Officer and	A member firm of The 1940
Vice-President	Act Law GroupTM
Carol J. Highsmith, Vice President	11300 Tomahawk Creek Parkway,
Matthew J. Miller, Vice President	Ste. 310
William J. Murphy, Principal Financial	Leawood, KS 66221
Officer and Treasurer
John H. Lively, Interim Secretary	CUSTODIAN
Citibank, N A.
INVESTMENT ADVISER	388 Greenwich Street
Long Short Advisors, LLC	New York, NY 10013
1818 Market Street, 33rd Floor,
Suite 3323	ADMINISTRATOR, TRANSFER
Philadelphia, PA 19103	AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
DISTRIBUTOR	2960 North Meridian Street, Suite 300
Unified Financial Securities, Inc. 2960	Indianapolis, IN 46208
North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The LS Opportunity Fund:	FY 2012	$12,500
	FY 2011	$12,500
The Longview Fund:	FY 2012	$12,500
	FY 2011	NA
The Cloud Funds:	FY 2012	$25,000
	FY 2011	NA

(b) Audit-Related Fees

Registrant
The LS Opportunity Fund:	FY 2012	$0
	FY 2011	$0
The Longview Fund:	FY 2012	$0
	FY 2011	NA
The Cloud Funds:	FY 2012	$0
	FY 2011	NA

(c) Tax Fees

Registrant
The LS Opportunity Fund:	FY 2012	$2,500
	FY 2011	$2,500
The Longview Fund:	FY 2012	$2,500
	FY 2011	NA
The Cloud Funds:	FY 2012	$5,000
	FY 2011	NA

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All Other Fees

Registrant
The LS Opportunity Fund:	FY 2012	$0
	FY 2011	$0
The Longview Fund:	FY 2012	$0
	FY 2011	NA
The Cloud Funds:	FY 2012	$15,800
	FY 2011	NA

Nature of the fees: Rule 17f-1 Examination

(e) (1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	NA	NA

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith.

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By

/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date 8/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date 8/8/12

By

/s/ William J. Murphy
William J. Murphy, Treasurer and Principal Financial Officer

Date 8/8/12